UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________________

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
SMART SAND, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 22, 2026

Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Smart Sand, Inc., on Tuesday, June 2, 2026, at 9:00 a.m., central time. This year’s annual meeting will again be a virtual meeting of stockholders. You will be able to attend the annual meeting online, vote your shares electronically and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SND2026. You will not be able to attend the annual meeting in person.
The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the meeting.
It is important that your shares be represented at the virtual annual meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting. Accordingly, please exercise your right to vote by following the instructions for voting on the Notice of Internet Availability of Proxy Materials you received for the meeting or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by internet or telephone voting as described in the proxy statement.
Our board of directors and management look forward to your attendance at the meeting. Thank you for your continued support.
Sincerely yours,
Charles E. Young
Chief Executive Officer

Smart Sand, Inc.
1000 Floral Vale Boulevard, Suite 225
Yardley, Pennsylvania 19067

 Notice of Annual Meeting of Stockholders
Tuesday, June 2, 2026
To Our Stockholders:
The Annual Meeting of Stockholders of Smart Sand, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 2, 2026, at 9:00 a.m., central time, online at www.virtualshareholdermeeting.com/SND2026, for the following purposes:
1. To elect two Class I members of the board of directors to serve until the 2029 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;
2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
3. To conduct an advisory (and non-binding) vote to approve the compensation paid to the Company’s named executive officers for the year ended December 31, 2025;
4. To approve the Smart Sand, Inc. 2026 Equity Incentive Plan;
5. To approve the Smart Sand, Inc. 2026 Employee Stock Purchase Plan; and
6. To transact such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.
Consistent with what we have done in recent years, this year’s annual meeting will again be a virtual meeting of stockholders. You will be able to attend the annual meeting online, vote your shares electronically and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SND2026. You will not be able to attend the annual meeting in person.
Holders of record of the Company’s common stock at the close of business on April 10, 2026, are entitled to notice of, and to vote at, the virtual meeting. To be able to access the annual meeting, you must have your 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).
Whether or not you expect to attend the virtual meeting, please submit your proxy as soon as possible so that your shares will be represented at the meeting.
By Order of the Board of Directors,
James D. Young
Executive Vice President, General Counsel and Secretary
Yardley, Pennsylvania
April 22, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2026. THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

PAGE

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
PRINCIPAL STOCKHOLDERS	5
PROPOSAL NO. 1: ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	9
CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	11
EXECUTIVE COMPENSATION	13
PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026	21
REPORT OF THE AUDIT COMMITTEE	23
PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	24
PROPOSAL NO. 4: APPROVAL OF SMART SAND, INC. 2026 EQUITY INCENTIVE PLAN	25
PROPOSAL NO. 5: APPROVAL OF SMART SAND, INC. 2026 EMPLOYEE STOCK PURCHASE PLAN	33
DELINQUENT 16(a) REPORTS	36
STOCKHOLDER PROPOSALS	36
STOCKHOLDER COMMUNICATIONS	36
OTHER MATTERS	36
WHERE YOU CAN FIND MORE INFORMATION	37
EXHIBIT A - EQUITY INCENTIVE PLAN	A-1
EXHIBIT B - EMPLOYEE STOCK PURCHASE PLAN	B-1
PROXY CARD

i

Smart Sand, Inc.
1000 Floral Vale Boulevard, Suite 225
Yardley, Pennsylvania 19067

PROXY STATEMENT
2026 ANNUAL MEETING OF STOCKHOLDERS
The enclosed proxy is solicited by the board of directors of Smart Sand, Inc. (the “Company,” “we” or “us”) for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 2, 2026, at 9:00 a.m., central time, and at any continuation, adjournment or postponement thereof. This year’s Annual Meeting will be a virtual meeting of stockholders. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SND2026. You will not be able to attend the Annual Meeting in person.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Important Notice of Internet Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, June 2, 2026.
This proxy statement and our 2025 Annual Report, which consists of our Annual Report on Form 10-K for the year ended December 31, 2025, are being made available to you on or about April 22, 2026 at www.ProxyVote.com.
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. Stockholders have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials (www.ProxyVote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the internet or request a printed copy of our proxy materials may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We will bear all costs incurred in the solicitation of and mailing of proxy materials.
Participation
Stockholders may vote their shares electronically and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SND2026. Instructions on how to connect and participate in the Annual Meeting, including how to demonstrate proof of ownership of our common stock, are set forth in your Notice of Internet Availability of Proxy Materials. You must have your 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or your proxy card or your voting instruction form (if you received a printed copy of the proxy materials) to be able to access the Annual Meeting.

Voting Your Shares
Only stockholders of record of our common stock at the close of business on April 10, 2026, the record date, are entitled to notice of and to vote at the meeting, and at any continuation(s), postponement(s) or adjournment(s) thereof. As of the record date, 42,985,681 shares of our common stock, $0.001 par value per share, were issued and outstanding. Holders of record of our common stock, and holders of a valid proxy for the Annual Meeting, are entitled to one vote per share for each proposal presented at the Annual Meeting. The common stock does not have cumulative voting rights.
If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote virtually at the Annual Meeting or by completing, dating and signing the proxy and promptly returning it, by telephone, or electronically through the internet by following the instructions included on your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal or in the case of the election of the Class I directors, as a vote “for” the election of the nominees presented by the board of directors.
If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the internet in accordance with the voting instructions provided by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote electronically at the Annual Meeting.
Applicable stock exchange rules restrict when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director elections, executive compensation and other significant matters absent instructions from the beneficial owner. As a result, if you are a street name stockholder, and you do not give voting instructions, the holder of record will not be permitted to vote your shares with respect to Proposal No. 1-Election of Directors, Proposal No. 3-Advisory Vote to Approve Executive Compensation, Proposal No. 4-Approval of Smart Sand, Inc. 2026 Equity Incentive Plan, or Proposal No. 5-Approval of Smart Sand, Inc. 2026 Employee Stock Purchase Plan, and your shares will be considered “broker non-votes” with respect to these proposals. Although any broker non-votes would be counted as present at the Annual Meeting, they will be treated as not entitled to vote with respect to each of Proposal Nos. 1, 3, 4 and 5. If you are a street name stockholder, and you do not give voting instructions, the record holder will be entitled to vote your shares with respect to Proposal No. 2-Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026 in its discretion.
In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.
The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the telephone or internet should understand that there may be costs associated with telephonic or electronic access. These charges include usage charges from telephone companies and internet access providers. The stockholder will bear the cost of these charges.
Procedural Matters
If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:
•By Internet. You may submit a proxy electronically via the internet at www.ProxyVote.com prior to the Annual Meeting by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Internet voting facilities will close and no longer be available on the date and time specified in the Notice of Internet Availability of Proxy Materials.
•By Telephone. You may submit a proxy by telephone using the toll-free number listed on the Notice of Internet Availability of Proxy Materials. Please have the notice or proxy card in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified in the Notice of Internet Availability of Proxy Materials.
•By Mail. If you received or requested printed proxy materials, you may submit a proxy by signing, dating and returning your proxy card in the provided pre-addressed envelope in accordance with the enclosed instructions. We encourage you to sign and return the proxy or voter instruction card even if you plan to attend the Annual Meeting. In this way, your shares will be voted even if you are unable to attend.
•Electronically. You may virtually attend and vote electronically during the Annual Meeting via the internet.
If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.
Quorum
The presence at the Annual Meeting, either virtually or by proxy, of holders of a majority of our common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum.
Required Vote/Abstentions and Broker Non-Votes
Only stockholders of record at the close of business on April 10, 2026 have the right to vote at the Annual Meeting. The proposals at the Annual Meeting will require the following votes:
•The directors will be elected by a plurality of all votes cast. You may vote “FOR” or “WITHHOLD” for the director nominees. Withheld votes and broker non-votes will have no effect on Proposal No. 1.

•Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm will require the affirmative vote of a majority of the shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm. Abstentions will have the same effect as a vote against Proposal No. 2. We do not expect any broker non-votes for Proposal No. 2.
•Approval, on an advisory basis, of the compensation of our named executive officers will require the affirmative vote of a majority of the shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve, on an advisory basis, the compensation of our named executive officers. Abstentions will have the same effect as a vote against Proposal No. 3, and broker non-votes will have no effect on Proposal No. 3.
•Approval of the Smart Sand, Inc. 2026 Equity Incentive Plan will require the affirmative vote of a majority of the shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this matter. You may vote "FOR," "AGAINST" or "ABSTAIN" on the proposal to approve the Smart Sand, Inc. 2026 Equity Incentive Plan. Abstentions will have the same effect as a vote against Proposal No.4, and broker non-votes will have no effect on Proposal No. 4.
•Approval of the Smart Sand, Inc. 2026 Employee Stock Purchase Plan will require the affirmative vote of a majority of the shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this matter. You may vote "FOR," "AGAINST" or "ABSTAIN" on the proposal to approve the Smart Sand, Inc. 2026 Employee Stock Purchase Plan. Abstentions will have the same effect as a vote against Proposal No.5, and broker non-votes will have no effect on Proposal No. 5.
A “withheld vote,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of (i) the proposal regarding the ratification of the appointment of our independent registered public accounting firm, (ii) the proposal regarding the approval, on an advisory basis, of the compensation of our named executive officers, (iii) the proposal to approve the Smart Sand, Inc. 2026 Equity Incentive Plan, or (iv) the proposal to approve the Smart Sand, Inc. 2026 Employee Stock Purchase Plan, represents a stockholder’s affirmative choice to decline to vote on a proposal. Generally, “broker non-votes” occur when shares held by a broker in street name for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares.
Default Voting
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the board's recommendations, which are as follows:
•FOR the election of the persons named in this proxy statement as the board's nominees for election as Class I directors;
•FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2026;
•FOR the approval, on an advisory basis, of the compensation of our named executive officers;
•FOR the approval of the Smart Sand, Inc. 2026 Equity Incentive Plan; and
•FOR the approval of the Smart Sand, Inc. 2026 Employee Stock Purchase Plan.
If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.
How to Revoke
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote electronically at the Annual Meeting. A stockholder who virtually attends the Annual Meeting need not revoke the proxy and vote electronically unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

Stockholder List

A list of the record holders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, at least ten days prior to the Annual Meeting and will be made available at www.virtualshareholdermeeting.com/SND2026.

Expenses of Solicitation
We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Annual Meeting of Stockholders and proxy statement and the related materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, email, facsimile or other means, without additional compensation.
Householding/Delivery of Documents to Stockholders
The SEC rules permit registrants and intermediaries, such as brokerage firms, to adopt a procedure called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one set of proxy materials, unless one or more of these stockholders notifies the registrant that they wish to continue receiving individual sets. This procedure reduces printing costs and postage fees incurred by the registrant. We have not adopted this householding procedure with respect to our record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of our common stock. If your family has multiple accounts by which you hold common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple sets. Those options are available to you at any time.
Beginning on or about April 22, 2026, we will mail or email to our stockholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the internet and how to vote. If you received a notice and would prefer to receive paper copies of the proxy materials, you may notify us by telephone, email or mail at the telephone number, email address and mailing address, respectively, provided above.

PRINCIPAL STOCKHOLDERS
The following table sets forth, as of April 10, 2026, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.
The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Securites Exchange Act of 1934, as amended (the “Exchange Act”), and, in accordance therewith, include all shares of our common stock that may be acquired by such beneficial owners within 60 days of April 10, 2026, upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 42,985,681 shares of common stock outstanding on April 10, 2026.

Beneficial Owner(1)	Number of shares		Percent of class
Keystone Cranberry, LLC	5,842,700	(2)	13.6%
Tontine Capital Overseas Master Fund II, L.P.	2,668,908	(3)	6.2%

Directors/Officers
Charles E. Young	7,864,423	(4)	18.3%
Lee Beckelman	1,061,238	(5)	2.5%
Robert Kiszka	1,180,978	(6)	2.7%
Frank Porcelli	744,060		1.7%
Timothy J. Pawlenty	220,547		*
Andrew Speaker	977,353		2.3%
Sharon Spurlin	239,961		*
William John Young	906,744	(5)	2.1%
James D. Young	565,477	(7)	1.3%
Ronald P. Whelan	658,546	(7)	1.5%
All officers and directors as a group (10 persons)	14,419,327		33.5%
*Represents less than one percent.
(1)Unless otherwise indicated, the address for all beneficial owners in this table is c/o Smart Sand, Inc., 1000 Floral Vale Boulevard, Suite 225, Yardley, PA 19067
(2)Charles E. Young owns approximately 67% of the membership interests in Keystone Cranberry, LLC, a Pennsylvania limited liability company (“Keystone Cranberry”), is the sole managing member and has sole voting and investment power over the shares held by Keystone Cranberry.
(3)Based solely on Schedule 13G/A filed with the SEC on November 14, 2025 by Tontine Capital Overseas Master Fund II, L.P. (“TCOM II”), a limited partnership organized under the laws of the State of Delaware, Tontine Asset Associates, LLC (“TAA”), a limited liability company organized under the laws of the State of Delaware, and Jeffrey L. Gendell. The shares are held by TCOM II. TAA serves as general partner of TCOM II, with respect to the shares of Common Stock directly owned by TCOM II; Mr. Gendell serves as the Managing Member of TAA, with respect to the shares of Common Stock directly owned by TCOM II. The foregoing does not include 27,500 shares of Common Stock directly owned by Tontine Financial Partners, L.P., a limited partnership organized under the laws of the State of Delaware (“TFP”). Mr. Gendell serves as the Managing Member of Tontine Management, L.L.C., a limited liability company organized under the laws of the State of Delaware, which serves as general partner of TFP. The address of each of TCOM II, TAA, and Mr. Gendell is 1 Sound Shore Drive, Suite 304, Greenwich, CT 06830-7251.
(4)Includes 855,112 shares of common stock that remain subject to vesting, of which 500,879 shares vest based upon the achievement of certain performance metrics. Also includes 5,842,700 shares held of record by Keystone Cranberry. Mr. Young owns approximately 67% of the membership interests in Keystone Cranberry, is the sole managing member and has sole voting and investment power over the shares held by Keystone Cranberry.
(5)Includes 487,491 shares of common stock that remain subject to vesting, of which 285,074 shares vest upon the achievement of certain performance metrics.
(6)Includes 324,996 shares of common stock that remain subject to vesting, of which 190,050 shares vest upon the achievement of certain performance metrics.  Also includes 448,738 shares held of record by BAMK Associates, LLC, a Pennsylvania limited liability company. Mr. Kiszka is the sole member and has sole voting and investment power over the shares held by BAMK Associates, LLC.
(7)Includes 324,996 shares of common stock that remain subject to vesting, of which 190,050 shares vest upon the achievement of certain performance metrics.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Our board of directors is presently comprised of five members, who are divided into three classes, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve a three-year term. Class I directors consist of Sharon Spurlin and Timothy J. Pawlenty; Class II directors consist of Andrew Speaker and Frank Porcelli; and our Class III director is Charles E. Young.
Sharon Spurlin and Timothy J. Pawlenty are the Class I directors standing for re-election at the Annual Meeting. Class II and Class III directors will stand for election at the 2027 and 2028 annual meetings of stockholders, respectively.
Pursuant to the stockholders’ agreement by and among Keystone Cranberry, which is substantially owned by Charles E. Young, our Chief Executive Officer, and Clearlake Capital Partners II (Master), L.P. (“Clearlake”), as described in more detail under the section entitled “Certain Relationships and Transactions with Related Persons ”, we must include certain director nominees for election designated by Clearlake and Keystone Cranberry in the event that either Clearlake or Keystone Cranberry own in excess of 10% of our outstanding stock, as applicable. In the event any board member nominated by such stockholder party resigns or is unable to serve, the stockholder party that nominated such board member will be entitled to nominate a replacement director. After giving effect to the acquisition by the Company of all of Clearlake’s shares of the Company’s common stock in February 2023, Clearlake currently does not have the right to designate any director nominees.
Our nominating and corporate governance committee recommended Sharon Spurlin and Timothy J. Pawlenty as director nominees to our board of directors. These nominees for election to Class I are currently directors of the Company. If elected at the Annual Meeting, the nominees would serve for three years and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.
The nominees have consented to being nominated and have expressed their intention to serve if elected. We believe that the nominees possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for the nominees in their biographies below. We have no reason to believe that the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. In the event a nominee should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the board of directors or the board of directors may elect to reduce its size. Only the nominees or substitute nominees designated by the board will be eligible to stand for election as directors at the meeting.
The names of the nominees for election as the Class I directors at the Annual Meeting and of the incumbent Class II and Class III directors, and certain information about them, including their ages as of April 10, 2026, are included below.

Nominees	Class	Age	Position	Year Appointed	Term Expiration	Expiration of Term for Which Nominated
Sharon Spurlin (1)	I	61	Director	2015	2026	2029
Timothy J. Pawlenty (2)	I	65	Director	2012	2026	2029
Continuing Directors
Andrew Speaker	II	63	Chairman of the Board	2011	2027
Frank Porcelli (3)	II	64	Director	2021	2027
Charles E. Young	III	58	Chief Executive Officer and Director	2011	2028
(1)Chairperson of the audit committee and member of the compensation committee
(2)Chairperson of the nominating and corporate governance committee and member of the audit committee and compensation committee
(3)Chairperson of the compensation committee and member of the audit committee and nominating and corporate governance committee

Nominee for Election as Class I Directors

Sharon Spurlin was appointed as a member of our board of directors in February 2015. Ms. Spurlin is a finance executive with more than 25 years of experience leading various finance functions. Ms. Spurlin currently is the Senior Vice President and Treasurer of Plains All American Pipeline, L.P. (“PAA”) and is responsible for debt capital markets, financial planning activities, customer credit functions, insurance risk management, foreign exchange and interest rate management activities and coordination of banking transactions and lending arrangements. Prior to joining PAA in October 2014, Ms. Spurlin was Senior Vice President and Chief Financial Officer of PetroLogistics LP (“PetroLogistics”) from 2012 to 2014 where she held a lead role in PetroLogistics’ initial public offering as a master limited partnership. In addition, Ms. Spurlin held various positions with other privately-owned PetroLogistics entities from 2009 to 2014. Ms. Spurlin was also elected to the board of AdvanSix Inc. in October 2016 in connection with its spin-off from Honeywell International Inc. She was also elected to the board of DMC Global Inc. in September 2025. We believe that Ms. Spurlin’s industry experience, financial expertise and deep knowledge of our business make her well qualified to serve on our board of directors.

Timothy J. Pawlenty was appointed as a member of the board of directors in June 2012. In January 2025, Mr. Pawlenty joined the board of directors for Essentia Health, where he also serves as the Chair of the Investment Committee and as a member of the Audit Committee, the Compensation and Leadership Development Committee, and the Planning and Finance Committee. Essentia Health is a non-profit organization which operates in the upper Midwest. In July 2025, he was appointed to serve as a board member for the National Loon Center, a non-profit organization located in Cross Lake, Minnesota. From February 2019 to October 2024, he served as a member of the Executive Advisory Council for New Mountain Capital, L.L.C., a private equity firm. From November 2012 to March 2018, Mr. Pawlenty served as President and Chief Executive Officer of Financial Services Roundtable, a leading advocacy organization for America’s financial services industry. Mr. Pawlenty’s previous experience includes serving as Governor of the State of Minnesota for two terms from 2003 to 2011. During his tenure as Governor, Mr. Pawlenty was responsible for overseeing a $60 billion biennial budget and 30,000 employees and worked closely with state agencies including those dealing with natural resource and transportation issues. Mr. Pawlenty previously served as a director of Digital River, Inc., a company that provides global e-commerce solutions. Mr. Pawlenty served as a member of Digital River’s Audit Committee, Compensation Committee and Nominating and Governance Committee. Mr. Pawlenty also previously served as a Director of ConvergeOne Holdings, Inc., a company that provides IT services. Mr. Pawlenty served as a member of ConvergeOne’s Audit Committee and Governance Committee. Mr. Pawlenty has also served as a director of several privately-held companies. Mr. Pawlenty received a degree in Political Science from the University of Minnesota. He also received his law degree from the University of Minnesota. We believe Mr. Pawlenty’s knowledge of our business as well as his legal, regulatory and enterprise oversight experience make him well qualified to serve on our board of directors.

This proposal requires the affirmative approval of a plurality of all votes cast. This means that nominees receiving the highest number of affirmative “FOR” votes will be elected as the directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The board of directors recommends a vote FOR each of the Class I director nominees.
Continuing Directors
Andrew Speaker was appointed as a member of the board of directors in September 2011, was appointed Co-Chairman of the board of directors in June 2014, and was appointed as Chairman of the board of directors on January 1, 2024. Mr. Speaker served as our Chief Executive Officer from April 2011 to June 2014. Since June 2014, Mr. Speaker has continued to be employed by us as a Senior Advisor on Special Projects. Prior to joining Smart Sand, Mr. Speaker was the President and Chief Executive Officer of Mercer Insurance Group, Inc. and its subsidiaries from 2000 to 2011. At Mercer, Mr. Speaker held various offices including Chief Financial Officer and Chief Operating Officer. From June 2015 to January 2019, Mr. Speaker has also served as a director of a privately-held company. Mr. Speaker received a Bachelor of Science in Accounting from LaSalle University. We believe that Mr. Speaker’s industry experience and deep knowledge of our business make him well qualified to serve on our board of directors.

Frank Porcelli was appointed as a member of the board of directors in February 2021. Mr. Porcelli has over 30 years of experience in various finance and wealth management roles. He is currently a partner in Convergency Partners, a financial advisory and wealth management firm that he co-founded. Prior to this, from 2006 to 2020, he had various roles with Blackrock, Inc., including as a Managing Director and the Chairman of BlackRock's US Wealth Advisory business. Before joining Blackrock, he served in various leadership positions at Merrill Lynch, Putnam Investments, Goldman Sachs and Smith Barney. Mr. Porcelli earned a Bachelor of Arts degree in Accounting from Pace University. We believe that Mr. Porcelli's extensive financial experience makes him well qualified to serve on our board of directors.
Charles E. Young was named Chief Executive Officer in July 2014. Mr. Young has also served as a member of the board of directors since September 2011. Mr. Young founded Smart Sand, LLC (our predecessor) and served as its President from November 2009 to August

2011. Mr. Young served as our President and Secretary from September 2011 to July 2014. Mr. Young has over 25 years of executive and entrepreneurial experience in the high-technology, telecommunications and renewable energy industries. He previously served as the President and Founder of Premier Building Systems, a construction, solar, geothermal and energy audit company in Pennsylvania and New Jersey from 2006 to 2011. Mr. Young serves as a director for Gravity Oilfield Services, Inc., a privately-held company. Mr. Young received a Bachelor of Arts in Political Science from Miami University. Mr. Young is the brother of William John Young, our Chief Operating Officer, and James D. Young, our Executive Vice President, General Counsel and Secretary. We believe that Mr. Young’s industry experience and deep knowledge of our business make him well suited to serve as our Chief Executive Officer and on our board of directors.

Non-Director Officers
The following sets forth information regarding our non-director officers as of April 10, 2026:

Name	Age	Position
Lee E. Beckelman	60	Chief Financial Officer
William John Young	52	Chief Operating Officer
Robert Kiszka	58	Executive Vice President of Operations
Ronald P. Whelan	49	Executive Vice President of Last Mile Solutions
James D. Young	46	Executive Vice President, General Counsel and Secretary
Lee E. Beckelman was named Chief Financial Officer in August 2014. From December 2009 to February 2014, Mr. Beckelman served as Executive Vice President and Chief Financial Officer of Hilcorp Energy Company, an exploration and production company. From February 2008 to October 2009, he served as the Executive Vice President and Chief Financial Officer of Price Gregory Services, Incorporated, a crude oil and natural gas pipeline construction firm until its sale to Quanta Services. Prior thereto, Mr. Beckelman served in various roles from 2002 to 2007 at Hanover Compressor Company, an international oilfield service company, until its merger with Universal Compression to form Exterran Holdings. In March 2026, Mr. Beckelman was appointed to serve as an Advisory Director for NBT Financial Bank. Mr. Beckelman received his BBA in Finance with High Honors from the University of Texas at Austin.
William John Young was named Chief Operating Officer in April 2018. Prior to that time, he served as Executive Vice President of Sales and Logistics from October 2016 to April 2018. Mr. Young served as Vice President of Sales and Logistics from May 2014 to September 2016, and as Director of Sales from November 2011 to April 2014. Prior to joining us, Mr. Young was a Director of Sales for Comcast Corporation from 2002 to 2011. Mr. Young brings over 25 years of experience in the mining, commercial telecommunications and broadband industries. Mr. Young received a Bachelor of Science in Biology from Dalhousie University. Mr. Young is the brother of Charles E. Young, our Chief Executive Officer and member of our board of directors, and James D. Young, our Executive Vice President, General Counsel and Secretary.
Robert Kiszka was named Executive Vice President of Operations in May 2014. Previously, Mr. Kiszka served as the Vice President of Operations from September 2011 to May 2014. Mr. Kiszka has over 25 years of construction, real estate, renewable energy and mining experience. Mr. Kiszka has been the owner of A-1 Bracket Group Inc. since 2005 and was a member of Premier Building Systems LLC from 2010 to 2011. Mr. Kiszka attended Pedagogical University in Krakow, Poland and Rutgers University.
Ronald P. Whelan was named Executive Vice President of Last Mile Solutions in January 2025. Prior to that time, he served as Executive Vice President of Sales from June 2018 to December 2024. Prior to that time, he served as Executive Vice President of Business Development from April 2017 to June 2018, Vice President of Business Development from September 2016 to March 2017 and as Director of Business Development from April 2014 to August 2016. Prior to being named Director of Business Development, Mr. Whelan was the Operations Manager responsible for the design, development and production of the Oakdale facility from November 2011 to April 2014. Before joining Smart Sand, Mr. Whelan ran his own software design company from 2004 to 2011 and was a member of Premier Building Systems LLC from 2008 to 2009. Mr. Whelan has over 20 years of experience in mining, technology and renewable energy industries. Mr. Whelan received a B.A. in Marketing from Bloomsburg University and M.S. in Instructional Technology from Bloomsburg University.
James D. Young was named Executive Vice President, General Counsel and Secretary in June 2017.  Prior to joining us, Mr. Young was a partner of the law firm Fox Rothschild LLP, where he worked for thirteen years and served as our outside general counsel.  Mr. Young received a J.D. from Rutgers University School of Law and a B.A. in History and Political Science from the University of Toronto.  Mr. Young is the brother of Charles E. Young, our Chief Executive Officer and member of our board of directors, and William John Young, our Chief Operating Officer.

CORPORATE GOVERNANCE
Director Independence
As required under the Marketplace Rules of the Nasdaq Stock Market (“Nasdaq”), a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board considered certain relationships between our directors and us when determining each director’s status as an “independent director” under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Based upon such definition and SEC regulations, we have determined that Timothy J. Pawlenty, Sharon Spurlin, and Frank Porcelli are “independent” under Nasdaq standards.
There are no family relationships between any of the executive officers and directors, except that Charles E. Young, our Chief Executive Officer, is the brother of William John Young, our Chief Operating Officer, and James D. Young, our Executive Vice President, General Counsel and Secretary.
Board Leadership Structure and Role in Risk Oversight
Our Chief Executive Officer does not serve as the Chairman of our board of directors. Our board of directors believes that at least one outside director should serve in the role of Chairman to help ensure that the non-employee directors take an active leadership role on our board of directors, which we believe is beneficial to us.
Our corporate governance guidelines provide that the board of directors is responsible for reviewing the process for assessing the major risks facing us and the options for their mitigation. This responsibility is largely satisfied by our audit committee, which is responsible for reviewing and discussing with management and our independent registered public accounting firm our major risk exposures and the policies management has implemented to monitor such exposures, including our financial risk exposures and risk management policies.
Board oversight of cybersecurity and information security risk
Our board of directors is actively engaged in the oversight and mitigation of cybersecurity risk. The board of directors oversees management’s approach to addressing cybersecurity risk. The board of directors also receives regular presentations, reports and updates throughout the year from our Director of Technology on internal and external cybersecurity developments, threats and risks. Employees across the Company also play a role in protecting the Company from cybersecurity threats and receive periodic training and education on cybersecurity-related topics.
Committees of the Board of Directors
Audit Committee
Our audit committee is comprised of Sharon Spurlin (Chair), Timothy J. Pawlenty and Frank Porcelli, all of whom meet the independence standards for purposes of serving on an audit committee established by Nasdaq and under the Exchange Act. Our audit committee assists the board of directors in its oversight of the integrity of our financial statements and our compliance with legal and regulatory requirements and corporate policies and controls. Our audit committee has the sole authority to retain and terminate our independent registered public accounting firm, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by our independent registered public accounting firm. Our audit committee also is responsible for confirming the independence and objectivity of our independent registered public accounting firm. Our independent registered public accounting firm has unrestricted access to our audit committee. Our board of directors has affirmatively determined that Sharon Spurlin qualifies as our “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.
Our audit committee operates under a written charter that is reviewed annually. The charter is available on our website at www.smartsand.com. The audit committee held seven meetings during the year ended December 31, 2025.
Compensation Committee
Our compensation committee is comprised of Frank Porcelli (Chair), Timothy J. Pawlenty and Sharon Spurlin, all of whom meet the independence standards established by Nasdaq and under the Exchange Act. The compensation committee’s duties include overseeing our overall compensation philosophy, policies and programs, and assessing whether our compensation philosophy establishes appropriate incentives for management and employees. This includes reviewing and analyzing the design and function of our various compensation components. This committee establishes salaries, incentives and other forms of compensation for officers and directors. As part of this, the committee reviews and approves corporate goals and objectives relevant to such compensation, and evaluates the performance of each individual based on its evaluation of such individual’s performance in light of such goals and objectives. The compensation committee also administers our equity incentive plan and employee stock purchase plan. In fulfilling its responsibilities, the compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee.

Since late 2020, the compensation committee has used Meridian Compensation Partners, LLC (“Meridian”), a compensation consulting company, to assist with certain compensation-related matters. Meridian reviewed our compensation program for our board of directors and executive officers and advised us with respect to such programs during its engagement. Meridian also reviewed our equity compensation program and provided guidance regarding equity compensation trends and practices.
The compensation committee assessed the independence of Meridian after considering the following factors, as well as other factors that it deemed relevant: (i) other services provided to the Company by Meridian; (ii) the amount of fees paid by the Company to Meridian; (iii) the policies or procedures maintained by Meridian that are designed to prevent conflicts of interest; (iv) any business or personal relationships between the individual employees of Meridian involved in the engagement and a member of the compensation committee; (v) any common stock of the Company owned by Meridian employees involved in the engagement or their immediate family members; and (vi) any business or personal relationships between our executive officers and Meridian or the employees of Meridian involved in the engagement. After such assessment, the compensation committee determined that Meridian is independent and Meridian's engagement does not raise any conflicts of interest.
Our compensation committee operates under a written charter that is reviewed annually. The charter is available on our website at www.smartsand.com. The compensation committee held one meeting during the year ended December 31, 2025.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is comprised of Timothy J. Pawlenty (Chair) and Frank Porcelli, each of whom meet the independence standards established by Nasdaq and under the Exchange Act. The nominating and corporate governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning corporate governance matters.
Our nominating and corporate governance committee operates under a written charter that is reviewed annually. The charter is available on our website at www.smartsand.com. The nominating and corporate governance committee held one meeting during the year ended December 31, 2025.
Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee may consider, among other things, the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our nominating and corporate governance committee may consider include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, leadership skills, potential conflicts of interest, and other commitments. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and committee responsibilities. Notwithstanding the foregoing, we are legally required pursuant to a stockholders agreement discussed under “Certain Relationships and Transactions with Related Persons” to provide Keystone Cranberry with the ability to nominate directors, the selection and nomination of which is not subject to the nominating and corporate governance committee’s review and recommendation process.
Our nominating and corporate governance committee considers a broad range of backgrounds and experiences in reviewing candidates for nomination to the board of directors. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors

Our nominating and corporate governance committee will consider director candidates recommended by stockholders so long as such recommendations comply with our second amended and restated certificate of incorporation, our second amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our second amended and restated bylaws, our policies and procedures for director candidates, and the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our board of directors. Subject to the stockholders' agreement discussed under “Certain Relationships and Transactions with Related

Persons,” our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of the Company or had any relationship requiring disclosure by the Company under any paragraph of Regulation S-K Item 404 transactions. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.
Director Attendance
During 2025, the board of directors held four meetings. Each of our incumbent directors attended at least 75% of all meetings of the board of directors and any committees on which such director was a member.
Pursuant to our director attendance policy, directors are required to attend the annual meetings of stockholders, absent exigent circumstances that make them unable to attend. All of our then-appointed directors attended our annual meeting of stockholders in 2025.
Prohibition Against Hedging Transactions and Pledging

Employees, officers, and directors of the Company are prohibited from engaging in transactions in financial instruments designed to hedge or offset any decrease in the market value of our stock. Our policy prohibits transactions in such instruments as zero-cost collars, forward sales contracts, and other hedging instruments. Employees, officers, and directors are also prohibited from purchasing our stock on margin, holding our stock in a margin account as collateral for a margin loan, or otherwise pledging our stock as collateral.

Code of Conduct
We have adopted a Code of Conduct that applies to all directors, officers and employees of the Company, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our Code of Conduct is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the Code of Conduct to an appropriate person or persons identified in the Code of Conduct; (v) accountability for adherence to the Code of Conduct; (vi) consistent enforcement of the Code of Conduct, including clear and objective standards for compliance; and (vii) protection for persons reporting any such questionable behavior. Our Code of Conduct is available on our website at www.smartsand.com, and may be obtained, without charge, upon written request directed to Attn: Human Resources, Smart Sand, Inc., 1000 Floral Vale Boulevard, Suite 225, Yardley, PA 19067. We intend to disclose any amendments to and any waivers from a provision of our Code of Conduct for senior financial management on our website within five business days following the amendment or waiver.
Insider Trading Policy
We have adopted an Insider Trading Compliance Policy that governs the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards. Our Insider Trading Compliance Policy is included as Exhibit 19 to our 2025 Annual Report on Form 10-K.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
Registration Rights Agreement

In connection with the closing of our initial public offering, we entered into a registration rights agreement with Clearlake, Keystone Cranberry (the entity through which our Chief Executive Officer beneficially owns a significant portion of his shares of our common stock), Andrew Speaker, Speaker Children 2012 Irrevocable Trusts, Frank Porcelli, BAMK Associates, LLC (the entity through which our Executive Vice President of Operations beneficially owns a significant portion of his shares of our common stock), and Blaine Trust U/A/D January 26, 2001 (collectively, the “Registration Rights Holders”). Upon our repurchase in 2023 of the all shares of our common stock owned by Clearlake, Clearlake ceased to be a Registration Rights Holder. Pursuant to the registration rights agreement, we may be required to register under the Securities Act of 1933, as amended (the “Securities Act”), the shares of common stock owned by the remaining Registration Rights Holders (the “Registrable Securities”) upon their request in certain circumstances.

Demand Registration Rights. Keystone Cranberry has the right to require us to register their Registrable Securities. We are obligated to effect two demand registrations on a long-form registration statement in any twelve-month period and an unlimited number of demand registrations on a short-form registration statement, including “shelf registrations”; provided that we are not obligated to file more than one registration statement in response to a demand registration within 90 days after the effective date of any registration statement filed by us in response to a demand registration. Upon written request of Keystone Cranberry, we will retain underwriters and facilitate an underwritten offering to dispose of Registrable Securities having a market price of at least $20.0 million held by Keystone Cranberry.

Piggy-back Registration Rights. If, at any time, we propose to register an offering of our securities (subject to certain exceptions) for our own account or for the account of any stockholder other than the Registration Rights Holders, then we must give notice to the Registration Rights Holders holding at least $0.1 million in shares of our common stock to allow them to include a specified number of Registrable Securities in that registration statement.
Conditions and Limitations; Expenses. The registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of Registrable Securities to be included in a registration and our right to delay or withdraw a registration statement under certain circumstances. We will generally pay all registration expenses in connection with our obligations under the registration rights agreement, regardless of whether a registration statement is filed or becomes effective. The obligations to register Registrable Securities under the registration rights agreement will terminate when no Registrable Securities remain outstanding. Registrable Securities will cease to be covered by the registration rights agreement when they have: (i) been sold pursuant to an effective registration statement under the Securities Act; (ii) been sold in a transaction exempt from registration under the Securities Act (including transactions pursuant to Rule 144); (iii) are held by the Company or one of its subsidiaries; (iv) been sold in a private transaction in which the transferor’s rights under the registration rights agreement are not assigned to the transferee of such securities; or (v) been sold in a private transaction in which the transferor’s rights under the registration rights agreement are assigned to the transferee and such transferee is not an affiliate of the Company, two years following the transfer to such transferee.
Stockholders’ Agreement
In connection with our initial public offering, we entered into a stockholders’ agreement with Clearlake and Keystone Cranberry (collectively, the “Principal Stockholders” and each a “Principal Stockholder”) that provides each Principal Stockholder certain rights to designate nominees for election to our board of directors. The stockholders agreement provides that, for so long as a Principal Stockholder beneficially owns at least 30% of our common stock then outstanding, it shall be entitled to designate three directors; for so long as a Principal Stockholder beneficially owns at least 20% of our common stock then outstanding, it shall be entitled to designate two directors; and for so long as a Principal Stockholder beneficially owns at least 10% of our common stock then outstanding, it shall be entitled to designate one director.
A Principal Stockholder shall be entitled to designate the replacement for any of their board designees whose board service terminates prior to the end of the director’s term regardless of their beneficial ownership at such time. Each Principal Stockholder shall also have the right, but not the obligation, to designate at least one of their nominees as a member to each of the committees of our board of directors for so long as they are allowed to designate at least one director, subject to compliance with applicable law and stock exchange rules.
For so long as a Principal Stockholder holds at least 20% of our outstanding common stock, we, and our subsidiaries, shall not effect any transaction or series of related transactions involving a change of control of the Company (or enter into an agreement to take such action) without the approval of such Principal Stockholder.
Additionally, for so long as any Principal Stockholder has one of its designees serving on our board of directors, we, and our subsidiaries, shall not take the following actions (or enter into an agreement to take such actions) without the approval of such Principal Stockholder:
•any increase or decrease in the size or composition of the board of directors, any committees of the board of directors, or any board or board committee of any subsidiary of the Company; or
•any action that otherwise could reasonably be expected to adversely affect such Principal Stockholder’s board of directors and committee designation rights.
As a result of Clearlake’s sale to the Company of all of its shares of the Company’s common stock, it currently does not have a right under the stockholders’ agreement to designate any nominees for election to our board of directors, to designate any nominee to serve on any committee of our board, or to approve a change of control transaction.
The rights and obligations of each Principal Stockholder under the stockholders agreement are several and not joint, and no Principal Stockholder is responsible in any way for the performance of the rights and obligations of any other Principal Stockholder under the stockholders agreement.
Indemnification Agreements
Our second amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by law. In addition, we have entered into separate indemnification agreements with our directors and executive officers. Each indemnification agreement provides, among other things, for indemnification to the fullest extent permitted by law and our second amended and restated bylaws against any and all expenses, judgments, fines, penalties and amounts paid in settlement of any claim. The indemnification agreements provide for the advancement or payment of all expenses to the indemnitee and for the reimbursement to us if it is found that such indemnitee is not entitled to such indemnification under applicable law and our second amended and restated bylaws.
Employment of Certain Family Members
We currently employ: (i) William John Young as our Chief Operating Officer; (ii) James D. Young as our Executive Vice President, General Counsel and Secretary; (iii) Thomas Young as our General Manager of Health, Safety and Environmental Quality; and (iv) Charles (CJ) Young as a Business Analytics Analyst. William John Young, James D. Young and Thomas Young are brothers of, and Charles (CJ) Young is the son of, Charles E. Young, a member of our board of directors and our Chief Executive Officer. In connection with their employment during 2025, we paid to William John Young, James D. Young, Thomas Young and Charles (CJ) Young cash compensation (including 2025 bonus amounts paid in 2026, and excluding 2024 bonus paid in 2025, 401(k) matches, HSA contributions and, in the case of William John Young, an automobile allowance) of approximately $891,000, $816,750, $305,528 and $74,869, respectively, and equity compensation having a grant date fair value of approximately $563,479, $375,654, $45,262 and $0, respectively.
Procedures for Review, Approval and Ratification of Related Person Transactions
Our board of directors has adopted a written policy on transactions with related persons that provides that the board of directors or its authorized committee will review on at least a quarterly basis all transactions with related persons that are required to be disclosed under SEC rules and, when appropriate, initially authorize or ratify all such transactions. In the event that the board of directors or its authorized committee considers ratification of a transaction with a related person and determines not to so ratify, the written policy on transactions with related persons provides that our management will make all reasonable efforts to cancel or annul the transaction.
The written policy on transactions with related persons provides that, in determining whether or not to recommend the initial approval or ratification of a transaction with a related person, the board of directors or its authorized committee should consider all of the relevant facts and circumstances available, including (if applicable) but not limited to whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction and whether entering into the transaction would be consistent with the written policy on transactions with related persons.
The written policy on transactions with related persons described above was adopted in connection with the completion of our initial public offering and, therefore, the transactions described above that would typically qualify for review under such policy were not reviewed under such policy.

EXECUTIVE COMPENSATION
This executive compensation disclosure provides an overview of the executive compensation program for the named executive officers identified below. For the year ended December 31, 2025, our named executive officers (“NEOs”) were:
•Charles E. Young, Chief Executive Officer;
•Lee E. Beckelman, Chief Financial Officer; and
•William John Young, Chief Operating Officer.
Summary Compensation Table
The following table sets forth certain information with respect to the compensation paid to our NEOs for the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary ($)	Bonus ($)(1)			Stock Awards ($)(2)	All other Compensation ($)		Total ($)
Charles E. Young	2025	$577,500	$1,155,000	(3)	71,267	$1,011,134	$69,267	(4)	$2,812,901
Chief Executive Officer	2024	$577,500	$577,500	(5)		$1,050,000	$71,267	(6)	$2,276,267
Lee E. Beckelman	2025	$412,000	$515,001	(7)		$575,322	$14,000	(8)	$1,516,323
Chief Financial Officer	2024	$412,000	$206,000	(9)		$599,999	$24,457	(10)	$1,242,456
William John Young	2025	$396,000	$495,000	(11)		$575,322	$17,924	(12)	$1,484,246
Chief Operating Officer	2024	$396,000	$198,000	(13)		$599,999	$19,489	(14)	$1,213,488
(1)Amounts shown represent awards paid under our annual bonus plan as determined by the compensation committee.
(2)Represents the grant date fair value of restricted stock awards granted, which is computed in accordance with FASB ASC 718 plus dividend equivalents paid on shares that vested during the year. For performance-vesting restricted stock awards, the amount is based on the anticipated probable outcome with respect to attainment of the performance conditions, which is target. If the amounts shown with respect to performance vesting awards were based on the maximum performance level, the amounts in the table for 2025 would be as follows: Mr. Charles E. Young: $1,659,090; Mr. Beckelman: $944,349; and Mr. William John Young: $944,349.
(3)Amount includes $732,981 earned for 2025 and paid in 2026, which amounts were subject to forfeiture if Mr. Young was not employed by the Company on the payment date.
(4)Amount shown represents costs associated with providing Mr. Young use of a Company-owned automobile ($4,317), country club membership dues ($55,934) and employer contributions made under our 401(k) Plan ($13,388).
(5)Amount includes $155,481 earned for 2024 and paid in 2025, which amounts were subject to forfeiture if Mr. Young was not employed by the Company on the payment date.
(6)Amount shown represents costs associated with providing Mr. Young use of a Company-owned automobile ($3,723), country club membership dues ($51,744) and employer contributions made under our 401(k) Plan ($13,800).
(7)Amount includes $364,462 earned for 2025 and paid in 2026, which amounts were subject to forfeiture if Mr. Beckelman was not employed by the Company on the payment date.
(8)Amount shown represents costs associated with employer contributions made under our 401(k) Plan ($14,000).
(9)Amount includes $55,462 earned for 2024 and paid in 2025, which amounts were subject to forfeiture if Mr. Beckelman was not employed by the Company on the payment date.
(10)Amount shown represents costs associated with providing Mr. Beckelman with apartment reimbursement ($8,657) and employer contributions made under our 401(k) Plan ($13,800).
(11)Amount includes $350,308 earned for 2025 and paid in 2026, which amounts were subject to forfeiture if Mr. Young was not employed by the Company on the payment date.
(12)Amount shown represents costs associated with providing Mr. Young use of a Company-owned automobile ($3,924) and employer contributions made under our 401(k) Plan ($14,000).
(13)Amount includes $53,308 earned for 2024 and paid in 2025, which amounts were subject to forfeiture if Mr. Young was not employed by the Company on the payment date.
(14)Amount shown represents costs associated with providing Mr. Young use of a Company-owned automobile ($3,689) and employer contributions made under our 401(k) Plan ($13,800).

____________________
Narrative Disclosure to Summary Compensation Table
We provide compensation to our executives, including our NEOs, in the form of base salaries, annual cash incentive awards, long-term incentive compensation and participation in various employee benefit plans and arrangements, including participation in a qualified 401(k) retirement plan and health and welfare benefits on the same basis as offered to other full-time employees.
Base Salaries
We pay our NEOs a base salary to compensate them for the satisfactory performance of services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience and responsibilities and has historically been set at levels deemed necessary to attract and retain individuals with superior talent.
Our NEOs’ base salaries for 2024 and 2025 were $577,500 for Charles Young, $412,000 for Lee Beckelman, and $396,000 for William John Young, which were approved in 2023.
Performance Bonuses
We offer our NEOs the opportunity to earn annual cash incentive awards to compensate them for attaining short-term Company or individual performance goals. Each NEO has an annual target bonus that is expressed as a percentage of his annual base salary.

Our bonus plan for 2025 included target bonus percentages for our CEO of 100% (and up to a maximum of 200%) of base salary and for our other NEOs of 50% (and up to a maximum of 125%) of base salary based on the net free cash flow of the Company. Net free cash flow is calculated by taking the Company’s free cash flow and applying certain deductions for stockholder distributions and share buybacks, certain mergers and acquisitions, and borrowings and repayments under the Company’s ABL credit facility, along with debt related to certain mergers and acquisitions. Free cash flow is further described in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in our Annual Report on Form 10-K for the year ended December 31, 2025.

Our bonus plan for 2024 included target bonus percentages for our CEO of 100% (and up to a maximum of 200%) of base salary and for our other NEOs of 50% (and up to a maximum of 125%) of base salary based on the net free cash flow of the Company. Net free cash flow in 2024 was calculated by taking the Company’s free cash flow and applying certain deductions for stockholder distributions, certain debt payments, and certain mergers and acquisitions. Free cash flow is further described in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in our Annual Report on Form 10-K for the year ended December 31, 2024.

Our annual cash incentive awards are intended to be performance-based and are based upon a combination of the achievement of certain objective metrics along with a discretionary assessment by the compensation committee. In 2024 and 2025, cash award incentive payments to our NEOs reflected the Company exceeding the target benchmark and stretch benchmark, respectively, for net free cash flow.
Equity Compensation

We have adopted an Amended and Restated 2016 Omnibus Incentive Plan (as amended), or the 2016 Plan, to facilitate the grant of cash and equity incentives to our directors, employees (including our NEOs) and consultants and to enable us to obtain and retain the services of these individuals, which we believe is essential to our long-term success.
In February 2025, we granted 458,522, 260,870 and 260,870 shares of restricted stock under the 2016 Plan to Charles Young, Lee Beckelman and William John Young, respectively, as the long-term incentive component of their compensation. These restricted stock awards consist of: (i) 50% service-based vesting in equal annual installments over four years, subject to continued employment through each applicable vesting date and possible accelerated vesting upon a change in control of us; and (ii) 50% performance-based vesting upon the achievement of certain performance conditions. One-half of the performance-based shares vest on January 1, 2028 based upon the achievement of certain pre-established goals related to our annual return on average invested capital for each year over the three-year period commencing on January 1, 2025. The other half of the performance-based shares vest on January 1, 2028 based upon the amount of annual net free cash flow generated by the Company in relation to certain pre-determined benchmarks for each year over the three-year performance period commencing on January 1, 2025. The number of performance-based shares are subject to adjustment to between 0% and 150% based upon our performance during such three-year performance period.
In February 2024, we granted 541,237, 309,278 and 309,278 shares of restricted stock under the 2016 Plan to Charles Young, Lee Beckelman and William John Young, respectively, as the long-term incentive component of their compensation. These restricted stock awards consist of: (i) 50% service-based vesting in equal annual installments over four years, subject to continued employment through each applicable vesting date and possible accelerated vesting upon a change in control of us; and (ii) 50% performance-based vesting upon the achievement of certain performance conditions. One-half of the performance-based shares vest on January 1, 2027 based upon the achievement of certain pre-established goals related to our annual return on average invested capital for each year over the three-year period commencing on January 1, 2024. The other half of the performance-based shares vest on January 1, 2027 based upon the amount of annual net free cash flow generated by the Company in relation to certain pre-determined benchmarks for each year over the three-year performance period commencing on January 1, 2024. The number of performance-based shares are subject to adjustment to between 0% and 150% based upon our performance during such three-year performance period.
Retirement, Health, Welfare and Additional Benefits

Our NEOs are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, long-term care benefits, and short- and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We sponsor a 401(k) defined contribution plan in which our NEOs may participate, subject to limits imposed by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), to the same extent as our other full-time employees. Currently, we match 100% of contributions made by participants in the 401(k) plan, up to 3% of eligible compensation, and 50% of contributions made between 3% and 5% of eligible compensation. Matching contributions are fully vested when made. Our NEOs are also entitled to certain perquisites, including country club membership dues and use of Company-owned automobiles, as applicable, as set forth in the Summary Compensation Table above.
Outstanding Equity Awards at December 31, 2025
The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2025.

Stock Awards
Name	Number of shares that have not vested (#)		Market value of shares that have not vested ($)(4)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Charles E. Young	502,816	(1)	$2,011,264	596,335	(5)	$2,385,340
Lee E. Beckelman	287,322	(2)	$1,149,288	339,620	(6)	$1,358,480
William John Young	287,322	(3)	$1,149,288	339,620	(7)	$1,358,480
(1)Consists of: (i) 23,864 restricted shares that vest on June 7, 2026; (ii) 47,727 restricted shares that vest in equal installments on each of March 17, 2026 and 2027; (iii) 202,964 restricted shares that vest in equal installments on February 22, 2026, 2027 and 2028; and (iv) 228,261 restricted shares that vest in equal installments on February 28, 2026, 2027, 2028 and 2029 . All of the foregoing are subject to Mr. Young’s continued employment on each applicable vesting date.

(2)Consists of: (i) 13,636 restricted shares that vest on June 7, 2026; (ii) 27,272 restricted shares that vest in equal installments on each of March 17, 2026 and 2027; (iii) 115,979 restricted shares that vest in equal installments on February 22, 2026, 2027 and 2028; and (iv) 130,435 restricted shares that vest in equal installments on February 28, 2026, 2027, 2028 and 2029. All of the foregoing are subject to Mr. Beckelman’s continued employment on each applicable vesting date.
(3)Consists of: (i) 13,636 restricted shares that vest on June 7, 2026; (ii) 27,272 restricted shares that vest in equal installments on each of March 17, 2026 and 2027; (iii) 115,979 restricted shares that vest in equal installments on February 22, 2026, 2027 and 2028; and (iv) 130,435 restricted shares that vest in equal installments on February 28, 2026, 2027, 2028 and 2029. All of the foregoing are subject to Mr. Young’s continued employment on each applicable vesting date.
(4)Amount shown is based on the closing price of our common stock on December 31, 2025 of $4.00 per share.
(5)Consists of restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2026 and 2027. All of the foregoing are subject to Mr. Young’s continued employment on the applicable vesting date.
(6)Consists of restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2026 and 2027. All of the foregoing are subject to Mr. Beckelman’s continued employment on the applicable vesting date.
(7)Consists of restricted shares that vest based on the achievement of certain company performance conditions through December 31, 2026 and 2027. All of the foregoing are subject to Mr. Young’s continued employment on the applicable vesting date.
____________________
Pay Versus Performance Table
The following table is a demonstration of the relationship between the compensation that the Company has paid to its CEO, Charles E. Young, the compensation paid to the other named executive officers, and certain financial metrics, for the fiscal years 2025, 2024 and 2023. The following information is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)	Value of Initial Fixed $100 Investment on January 1, 2023 Based on Total Shareholder Return ($)	Net Income ($)
2025	$2,812,901	$4,645,799	$1,500,285	$2,545,548	$223	$1,345,000
2024	$2,276,267	$2,348,904	$1,227,972	$1,269,476	$126	$2,992,000
2023	$1,585,577	$1,751,558	$820,488	$915,335	$108	$4,649,000
In 2025, 2024 and 2023, Charles E. Young was our Chief Executive Officer and our remaining NEOs consisted of Lee E. Beckelman and William John Young.
The following table sets forth the adjustments made during each year represented in the PVP Table to arrive at compensation actually paid to Charles Young, our PEO.

Adjustments to Determine Compensation Actually Paid for PEO	2025	2024	2023
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table	$(1,011,134)	$(1,050,000)	$(315,003)
Increase for fair value of dividend equivalents paid on Awards that vested during the year	20,726	—	—
Increase for fair value of Awards granted during the year that remain unvested as of year-end	1,834,088	1,217,784	368,458
Deduction/increase for change in fair value from prior year-end to vesting date of Awards that vested during the year	(19,482)	10,593	761
Increase for change in fair value from prior year-end to current year-end of Awards granted prior to year that remain unvested as of year-end	1,121,099	134,477	111,765
Deduction of fair value of Awards granted prior to year that were forfeited during the year	(112,399)	(240,217)	—
Total adjustments	$1,832,898	$72,637	$165,981

The following table sets forth the adjustments made during each year represented in the PVP Table to arrive at the average compensation actually paid to our non-PEO named executive officers.

Adjustments to Determine Compensation Actually Paid for non-PEO Named Executive Officers	2025	2024	2023
Deduction for amounts reported under the “Stock Awards” column in the Summary Compensation Table.	$(575,322)	$(599,999)	$(180,000)
Increase for fair value of dividend equivalents paid on Awards that vested during the year	11,843	—	—
Increase for fair value of Awards granted during the year that remain unvested as of year-end	1,043,480	695,876	210,546
Deduction/increase for change in fair value from prior year-end to vesting date of Awards that vested during the year	(11,133)	9,624	435
Increase for change in fair value from prior year-end to current year-end of Awards granted prior to year that remain unvested as of year-end	640,626	76,844	63,866
Deduction of fair value of Awards granted prior to year that were forfeited during the year.	(64,231)	(137,269)	—
Total adjustments	$1,045,263	$45,076	$94,847
Compensation Actually Paid Versus Company Performance
The following charts provide a visual depiction of the relationships between “compensation actually paid” to our PEO, and the average for our non-PEO NEOs, to aspects of Smart Sand’s financial performance. As noted above, our PEO in 2023, 2024 and 2025 was Charles Young. As described in greater detail above, the Company’s executive compensation program reflects a pay-for-performance philosophy. The Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphs to illustrate the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid Versus Company TSR
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Actual Compensation Paid
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
TSR
2023
2024
2025
PEO
Other Executive Non-PEO
Total Shareholder Return

Compensation Actually Paid Versus GAAP Net Income
Actual Compensation Paid
GAAP Net Income
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
2023
2024
2025
PEO
Other Executive Non-PEO
GAAP Net Income

Benefits Upon a Change in Control
Each of our NEOs is party to restricted stock agreements in connection with the issuance to such NEOs of restricted stock under the 2016 Plan. The restricted stock agreements provide that in the event of a change in control: (i) for all restricted stock that vests based upon the achievement of certain performance targets, all such performance targets shall be deemed to have been achieved at the target level immediately prior to such change in control; and (ii) for all restricted stock that vests based upon continued employment over a period of time, if the restrictions on such restricted stock have not been terminated prior to such change in control, then such restrictions shall immediately terminate if the NEO is terminated other than for “Cause” or terminates his employment for “Good Reason”, within 18 months after the change in control. For purposes of the restricted stock agreements, “Cause” has the meaning set forth in the 2016 Plan and “Good Reason” means a reduction of 10% or more of the NEOs then current base salary and target bonus.
Equity Compensation Grant Timing
During 2025, we did not grant any stock options or similar awards as part of our equity compensation program. Our 2025 equity compensation program for executives consisted of restricted stock awards. If stock options or similar awards are granted in the future, we intend to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates.

Director Compensation
The table below sets forth the compensation paid to our directors for their service on our board of directors during 2025. Charles E. Young is not compensated separately for his service as a director, and his compensation is discussed earlier in this proxy statement.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	All other compensation ($)	Total ($)
Frank Porcelli	$72,500	$84,521	$—	$157,021
Timothy J. Pawlenty	$72,500	$84,521	$—	$157,021
Sharon Spurlin	$72,500	$84,521	$—	$157,021
Andrew Speaker (2)	$100,000	$84,521	$6,000	$190,521
(1)Amounts shown represent the grant date fair value of restricted stock awards granted, which is computed in accordance with FASB ASC 718. Directors were each granted 39,130 shares. The granted shares vested on February 28, 2026.
(2)Mr. Speaker is also an employee of the Company and holds the position of Senior Advisor on Special Projects. We paid Mr. Speaker cash compensation of $100,000 and a 401(k) contribution of $6,000 in 2025 in connection with his employment.

____________________
In November 2016, we adopted a director compensation policy pursuant to which directors who are not officers, employees or paid consultants or advisors of us, may receive a combination of cash and equity-based awards under our 2016 Plan as compensation for their services on our board of directors. Such directors will also receive reimbursement for out-of-pocket expenses associated with attending board or committee meetings and director and officer liability insurance coverage. Other than with respect to Andrew Speaker’s stock awards, any of our officers, employees, paid consultants or advisors who also serve as directors do not receive additional compensation for their service as directors. All directors will be indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law.

Equity Compensation Plan Information
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2025.

	Number of common shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding option, warrants and rights (b)	Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	—	$—	5,031,618	(2)
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	5,031,618
(1)Includes information regarding the 2016 Plan and the 2016 Employee Stock Purchase Plan (the “2016 ESPP”).
(2)Represents 1,387,657 shares available for issuance under the 2016 Plan and 3,643,961 shares available for issuance under the 2016 ESPP. As of December 31, 2025, there were 3,462,918 unvested restricted shares outstanding under the 2016 Plan. Purchase rights for 12,819 shares of common stock were outstanding under the 2016 ESPP as of December 31, 2025.
____________________

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026
The audit committee has appointed Grant Thornton LLP (“Grant Thornton”) to audit and report on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2026.
The board of directors is submitting the appointment of Grant Thornton for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but our board of directors and the audit committee believe the submission provides an opportunity for stockholders through their vote to communicate with the board and the audit committee about an important aspect of corporate governance. If the stockholders do not ratify the appointment of Grant Thornton, the audit committee will reconsider, but will not be required to rescind, the appointment of that firm as our independent registered public accounting firm. Representatives of Grant Thornton will attend the Annual Meeting and may make a statement if they wish. They will be available to answer appropriate questions at the Annual Meeting.
The audit committee has the authority and responsibility to retain, evaluate and replace our independent registered public accounting firm. The stockholders’ ratification of the appointment of Grant Thornton does not limit the authority of the audit committee to change our independent registered public accounting firm, as it deems necessary or appropriate, at any time.
Audit and Related Fees
The following table presents fees paid to Grant Thornton for professional audit services performed for the audit of our annual financial statements for the years ended December 31, 2025 and 2024 and fees billed and unbilled for other services rendered by it during those periods.

	Year Ended December 31,
	2025	2024
Audit fees	$571,000	$563,000
Audit-related fees	18,000	17,500
Tax fees	—	—
All other fees	—	—
	$589,000	$580,500
 Audit Fees
Audit fees consist of fees, billed and unbilled, for professional services rendered for the audit of our consolidated financial statements and interim reviews and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
Tax Fees
Tax fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.
All Other Fees
All other fees consist of fees billed for products and services provided not described above.
Audit Committee Pre-Approval Policies and Procedures
Our board of directors adopted a written policy for the pre-approval of all audit and permissible non-audit services which Grant Thornton provides. The policy balances the need for Grant Thornton to be independent while recognizing that in certain situations Grant Thornton may possess both the technical expertise and knowledge of our business to best advise us on issues and matters in addition to accounting and auditing. In general, our independent registered public accounting firm cannot be engaged to provide any audit or non-audit services unless the engagement is pre-approved by the audit committee. All of the fees identified in the table above were approved in accordance with SEC requirements and pursuant to the policies and procedures described above.

The affirmative vote by a majority of the shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. As a result, abstentions will have the same effect as votes against this proposal. We do not expect any broker non-votes in connection with this proposal.

The board of directors recommends a vote FOR the proposal to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE
This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The principal purpose of the audit committee is to assist our board of directors in its oversight of: (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditor; and (vi) the business practices and ethical standards of the Company. The audit committee is responsible for the appointment, compensation, retention and oversight of work of our independent auditor. The audit committee’s function is more fully described in its charter.
Our management is responsible for the preparation, presentation and integrity of our financial statements for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal control over financial reporting. Grant Thornton, our independent registered public accounting firm for 2025, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The audit committee has reviewed and discussed with management our audited financial statements included in the Form 10-K. In addition, the audit committee discussed with Grant Thornton those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, Grant Thornton provided to the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the audit committee concerning independence. The audit committee also discussed with Grant Thornton its independence from the Company.
Based upon the review and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Form 10-K for filing with the SEC.
THE AUDIT COMMITTEE
Sharon Spurlin (Chairperson)
Timothy J. Pawlenty
Frank Porcelli

PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
General
In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers, commonly known as a “Say-on-Pay”, as disclosed in this proxy statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act. However, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us, our board of directors, or any of our board committees. Subsequent to the advisory vote reflected in this proposal, the next advisory vote to approve executive compensation is expected to occur at our annual meeting of stockholders in 2027.
Although the vote is non-binding, our board of directors and the compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.
We design our executive compensation program to implement our core objectives of attracting and retaining superior executive talent, motivating and rewarding executives whose knowledge, skills and performance are critical to our business, ensuring executive compensation is aligned with our corporate strategies and business objectives, and aligning executives’ incentives with the creation of stockholder value.
Resolution
Our stockholders are being asked to approve by advisory vote the following resolution relating to the compensation of our named executive officers as described in this proxy statement:
“RESOLVED that the Company’s stockholders hereby approve the compensation paid to the Company’s executive officers named in the Summary Compensation Table of this proxy statement, as that compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the various compensation tables and the accompanying narrative discussion included in this proxy statement.”
The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The affirmative vote by a majority of the shares of common stock present, either virtually or represented by proxy, at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends an advisory vote FOR the resolution to approve the compensation of the named executive officers as disclosed in this proxy statement.

PROPOSAL NO. 4: APPROVAL OF SMART SAND, INC. 2026 EQUITY INCENTIVE PLAN

Background

On April 17, 2026, the board of directors, upon recommendation of the compensation committee, approved, subject to approval by our stockholders, the Smart Sand, Inc. 2026 Equity Incentive Plan (the “2026 Plan”). The purpose of the 2026 Plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

If our stockholders approve the 2026 Plan, it will replace the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan (as amended) (the “2016 Plan”), and no new awards will be granted under the 2016 Plan. The terms of the 2016 Plan, as applicable, will continue to govern awards outstanding under the 2016 Plan, until exercised, expired, paid or otherwise terminated or canceled. Other than the 2016 Plan and our 2016 ESPP, we currently have no other equity compensation plans under which equity awards can be granted.

The 2026 Plan permits the grant of non-statutory and incentive stock options, stock appreciation rights, or “SARs,” restricted stock awards, restricted stock units, or “RSUs,” deferred stock units, or “DSUs,” performance awards, non-employee director awards, and other stock-based awards. Subject to adjustment, the maximum number of shares of our common stock to be authorized for issuance under the 2026 Plan is 2,400,000 shares, plus (i) shares of our common stock available for issuance under the 2016 Plan as of the date of stockholder approval of the 2026 Plan, but not subject to outstanding awards as of such date and (ii) any shares subject to awards outstanding under the 2016 Plan as of the date of stockholder approval of the 2026 Plan that subsequently (A) are forfeited, (B) are cancelled, (C) expire or (D) otherwise terminate without the issuance of such shares.

The board of directors is asking our stockholders to approve the 2026 Plan in order to qualify stock options that may be granted under the 2026 Plan for treatment as incentive stock options under Section 422 of the Code. In addition, Nasdaq listing standards require stockholder approval of the 2026 Plan. If our stockholders do not approve the 2026 Plan, the 2016 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms on November 1, 2026. If our stockholders approve the 2026 Plan, the 2026 Plan will become effective as of the date of stockholder approval.

Reasons Why You Should Vote in Favor of the 2026 Plan

The board of directors recommends a vote “FOR” approval of the 2026 Plan because the board of directors believes the proposed 2026 Plan is in the best interests of the Company and our stockholders for the following reasons:

•Attracts and retains talent. Talented, motivated and effective employees, non-employee directors and consultants are essential to executing our business strategies. Stock-based and cash-based incentive compensation have been important components of total compensation for our executive officers and key employees for many years because such compensation enables us to effectively recruit and retain qualified individuals while encouraging them to think and act like owners of the Company. If our stockholders approve the 2026 Plan, we believe we will maintain our ability to offer competitive compensation packages to both attract new talent and retain our best performers.

•Consistent with our pay-for-performance compensation philosophy. We believe that stock-based compensation, by its very nature, is performance-based compensation. Over time, a significant component of total compensation for our executives is incentive compensation in the form of both stock-based and cash-based incentives that are tied to the achievement of business results. We use incentive compensation both to reinforce desired business results for our key employees and to motivate them to achieve those results.

•Aligns director, employee and stockholder interests. We currently provide long-term incentives primarily in the form of restricted stock awards to our non-employee directors, executives and certain key employees. We believe our stock-based compensation programs and our annual cash incentive programs for employees, help align the interests of our non-employee directors and employees with those of our stockholders. We believe our long-term stock-based incentives help promote long-term retention of our employees and encourage ownership of our shares. We believe our annual cash incentives reinforce achievement of our business performance goals by linking a significant portion of executives’ compensation to the achievement of these performance goals. If the 2026 Plan is approved, we will be able to maintain these important means of aligning the interests of our non-employee directors and employees with those of our stockholders.

•Protects stockholder interests and embraces sound equity-based compensation practices. As described below under the heading “—Summary of Sound Governance Features of the 2026 Plan,” the 2026 Plan includes a number of features that are consistent with protecting the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the 2026 Plan

The board of directors and compensation committee believe that the 2026 Plan contains several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, including the following:

•No automatic share replenishment or “evergreen” provision;
•No re-pricing of “underwater” stock options or SARs without stockholder approval;
•No discounted or reload stock options or SARs;
•Limit on non-employee director compensation;
•No tax gross-ups;
•“Clawback” provisions;
•No liberal change in control definition; and
•No liberal share recycling for stock options or SARs.

Background for Shares Authorized for Issuance

If the 2026 Plan is approved, the maximum number of shares of common stock available for issuance under the 2026 Plan will be equal to 2,400,000, plus shares of our common stock remaining available for issuance under the 2016 Plan as of the date of stockholder approval of the 2026 Plan, but not subject to outstanding awards, and any shares subject to awards outstanding under the 2016 Plan as of the date of stockholder approval of the 2026 Plan that subsequently (i) are forfeited, (ii) are cancelled, (iii) expire, or (iv) otherwise terminate without the issuance of such shares.

As of April 10, 2026, 1,509,863 shares of our common stock remained available for issuance under the 2016 Plan. In setting the number of shares of common stock available for issuance under the 2026 Plan, our board of directors and compensation committee considered a number of factors, which are discussed further below, including:

•Shares available under the 2016 Plan, total outstanding equity-based awards, and how long the shares available are expected to last;
•Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as “burn rate”); and
•Potential dilution and overhang.

Shares Available and Outstanding Equity Awards

While the use of long-term incentives, in the form of equity awards, is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In setting the number of shares authorized for issuance pursuant to the 2026 Plan, our board of directors and compensation committee also considered shares remaining available under the 2016 Plan, total outstanding equity awards, and the termination of the 2016 Plan. To facilitate the approval of the 2026 Plan, set forth below is certain information about the shares of our common stock that may be issued pursuant to the 2026 Plan as of April 10, 2026.

As of April 10, 2026, there were 42,985,681 issued and outstanding shares of common stock. The market value of one share of common stock on April 10, 2026, as determined by reference to the closing price as reported on Nasdaq, was $4.93.
As described in more detail in the table below, as of April 10, 2026:

•3,614,942 shares underlying restricted stock awards, assuming target performance under outstanding performance-based awards, and 4,434,531 shares underlying restricted stock awards, assuming maximum performance under outstanding performance-based awards, were outstanding and unvested under the 2016 Plan; and

•1,509,863 shares remained available for issuance under the 2016 Plan, assuming target performance under outstanding performance-based awards, and 690,274 shares remained available for issuance under the 2016 Plan, assuming maximum performance under outstanding performance-based awards.

Historical Equity Award Granting Practices

In setting the number of shares of common stock authorized for issuance under the 2026 Plan, the board of directors and compensation committee also considered the historical number of equity awards granted under the 2016 Plan and other equity compensation plans in the past three full fiscal years. The following table sets forth information regarding awards granted and the annual burn rate for each of the last three fiscal years.

	2025	2024	2023
Time vested restricted	1,331,252	1,506,721	463,188
Performance-based	752,002	889,175	346,368
Weighted average basic shares outstanding	39,049,000	38,809,000	38,948,000
Burn rate	5.3%	6.2%	2.1%

The board of directors and compensation committee also considered our three-year average annual burn rate (2023 to 2025) of approximately 4.53%. Based on historical granting practices and the recent trading price of our common stock, we expect the 2026 Plan to cover awards for approximately 3 to 4 years. Since we cannot predict our future equity grant practices, the future price of our shares, or future hiring activity with any degree of certainty at this time, the share reserve under the 2026 Plan could last for a shorter or longer period of time.

Potential Dilution and Overhang

In setting the number of shares of common stock authorized for issuance under the 2026 Plan, the board of directors and compensation committee also considered the potential dilution and overhang that would result from approval of the 2026 Plan and the policies of institutional investors and major proxy advisory firms.

Assuming Approval of the 2026 Plan
Time Vested Restricted Stock Awards Outstanding as of April 10, 2026	1,973,765
Performance-Based Restricted Stock Awards (Assuming Target)	1,641,177
Total Equity Grants Outstanding as of April 10, 2026	3,614,942
Common Stock Outstanding as of April 10, 2026	42,985,681
Current Dilution as of April 10, 2026(1)	8.4%
Shares Available for Grant Under 2016 Plan (will carryover to the 2026 Plan)	1,509,863
Current Potential Dilution, or Overhang, under the 2016 Plan, as a Percentage of Common Stock Outstanding as of April 10, 2026(2)	11.9%
Shares Available for Future Grant Under the 2026 Plan (not including carryover shares)	2,400,000
Potential Dilution, or Overhang, under the 2026 Plan, as a Percentage of Common Stock Outstanding as of April 10, 2026(3)	17.5%

(1) Dilution consists of the number of shares subject to equity awards outstanding as of April 10, 2026 divided by the number of         shares of common stock outstanding as of April 10, 2026.

(2) Current potential dilution, or overhang, under the 2016 Plan consists of the number of shares subject to equity awards outstanding as of April 10, 2026 and the number of shares available for future grant under the 2016 Plan divided by the number of shares of common stock outstanding as of April 10, 2026.

(3) Current potential dilution, or overhang, under the 2026 Plan consists of the number of shares subject to equity awards outstanding as of April 10, 2026 and the number of shares available for future grant under the 2026 Plan (including the carryover shares) divided by the number of shares of common stock outstanding as of April 10, 2026.

Summary of the 2026 Plan Features

The major features of the 2026 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2026 Plan, which is attached hereto as Exhibit A, has been filed electronically with the SEC along with the filing of this proxy statement, and also is available through the SEC’s website at www.sec.gov. A copy of the 2026 Plan may also be obtained upon request to our Secretary at 1000 Floral Vale Boulevard, Suite 225, Yardley, Pennsylvania 19067, or by telephone at (281) 231-2660.

Purpose. The purpose of the 2026 Plan is to advance the interests of the Company and our stockholders by enabling the Company and our subsidiaries to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of the Company and increases in stockholder value, and provide opportunities for equity participation that align the interests of participants with those of our stockholders.

Plan Administration. The board of directors and the compensation committee will administer the 2026 Plan. Subject to certain limitations, the plan administrator has broad authority under the terms of the 2026 Plan to take certain actions under the plan. We refer to the board of directors and compensation committee in this summary as the “committee”.

Delegation. To the extent permitted by applicable law, the committee may delegate to one or more of its members or to one or more officers of the Company such administrative duties or powers as it may deem advisable. The committee may authorize one or more directors or officers of the Company to designate employees, other than officers, non-employee directors, or 10% stockholders of the Company, to receive awards under the plan and determine the size of any such awards, subject to certain limitations.

No Re-pricing. The committee may not, without prior approval of our stockholders, effect any re-pricing of any previously granted “underwater” option or SAR by: (i) amending or modifying the terms of the option or SAR to lower the exercise price or grant price; (ii)

canceling the underwater option or SAR in exchange for: (A) cash; (B) replacement options or SARs having a lower exercise price or grant price; or (C) other awards; or (iii) repurchasing the underwater options or SARs and granting new awards under the 2026 Plan. An option or SAR will be deemed to be “underwater” at any time when the fair market value of the common stock is less than the exercise price of the option or the grant price of the SAR.

Shares Authorized. Subject to adjustment (as described below), the maximum number of shares of our common stock that will be available for issuance under the 2026 Plan will be the sum of: (i) 2,400,000 shares of common stock; plus (ii) the number of shares of common stock remaining available for issuance under the 2016 Plan but not subject to outstanding awards as of the effective date; plus (iii) the number of additional shares of common stock subject to awards outstanding under the 2016 Plan as of the effective date but only to the extent that such outstanding awards are (A) forfeited, (B) cancelled, (C) expire or (D) otherwise terminate without the issuance of such shares of common stock after the effective date; plus (iv) the number of additional shares of common stock withheld to satisfy tax withholding obligations on restricted stock awards outstanding under the 2016 Plan. No more than 1,200,000 total shares may be granted as incentive stock options.

Shares that are issued under the 2026 Plan or that are subject to outstanding awards will be applied to reduce the maximum number of shares remaining available for issuance under the 2026 Plan only to the extent they are used; provided, however, that the full number of shares subject to a stock-settled SAR or other stock-based award will be counted against the shares of common stock authorized for issuance under the 2026 Plan, regardless of the number of shares actually issued upon settlement of such SAR or other stock-based award.

Any shares withheld to satisfy tax withholding obligations on awards (other than Options and SARs) issued under the 2026 Plan will not be counted against the shares authorized for issuance under the 2026 Plan, will be available again for grant under the 2026 Plan and will correspondingly increase the total number of shares available for issuance under the 2026 Plan. Any shares withheld to pay the exercise price or grant price of awards under the 2026 Plan and any shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will be counted against the shares authorized for issuance under the 2026 Plan. Any shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards.

Any shares of common stock related to awards granted under the 2026 Plan that: (i) terminate by (A) expiration, (B) forfeiture, (C) cancellation, or (D) otherwise without the issuance of the shares; or (ii) (A) are settled in cash in lieu of shares (prior to the issuance of shares), or (B) are exchanged with the committee’s permission (prior to the issuance of shares) for awards not involving shares of common stock, will be available again for grant under the 2026 Plan, and will correspondingly increase the total number of shares available for issuance under the 2026 Plan. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a subsidiary or otherwise will not be counted against shares available for issuance pursuant to the 2026 Plan. The shares available for issuance under the 2026 Plan may be authorized and unissued shares or treasury shares.

Non-Employee Director Compensation Limit. The 2026 Plan limits total non-employee director compensation such that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $600,000 (increased to $1,000,000 with respect to any non-employee director serving as chairman of the board of directors or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director). Any compensation that is deferred will count towards this limit for the year in which the compensation is first earned, and not a later year of settlement.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off), or other similar change in the corporate structure or shares of our common stock, the committee will make the appropriate adjustment or substitution. These adjustments or substitutions may be to the number and kind of securities and property that may be available for issuance under the 2026 Plan. In order to prevent dilution or enlargement of the rights of participants, the committee may also adjust the number, kind, and exercise price of securities or other property subject to outstanding awards.

Eligible Participants. Awards may be granted to employees, non-employee directors, and consultants of the Company or any of our subsidiaries. A “consultant” for purposes of the 2026 Plan is one who renders services to the Company or its subsidiaries that are not in connection with the offer and sale of our securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for our securities. As of April 10, 2026, 340 employees, three non-employee directors and, ten consultants would have been eligible to participate in the 2026 Plan had it been approved by our stockholders at such time.

Types of Awards. The 2026 Plan permits the grant of non-statutory and incentive stock options, SARs, restricted stock awards, RSUs, DSUs, performance awards, non-employee director awards, and other stock-based awards. Awards may be granted either alone or in addition to or in tandem with any other type of award.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2026 Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or any of our subsidiaries. Each stock option granted under the 2026 Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting, and any other conditions, each as determined by the committee subject to certain restrictions, such as a ten-year maximum term.

The exercise price of each stock option granted under the 2026 Plan must be at least 100% of the fair market value of a share of our common stock as of the date the award is granted to a participant. In addition, the exercise price for an incentive stock option granted to a holder will be not less than 110% of the fair market value of a share of our common stock as of the date the award is granted to a holder, who at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company. Fair market value under the 2026 Plan means, unless otherwise determined by the committee, the closing price of our common stock, as reported on Nasdaq, on the immediately prior trading day. The closing price of our common stock, as reported on Nasdaq on April 10, 2026, was $4.93 per share.
SARs. A SAR is a right granted to receive, upon exercise, payment of cash, stock, or a combination of both equal to the difference between the fair market value of shares of our common stock upon exercise and the grant price of such shares. Each SAR granted must be evidenced by an award agreement that specifies the grant price, the term, and such other provisions as the committee may determine. The grant price of a SAR must be at least 100% of the fair market value of our common stock on the date of grant. The committee fixes the term of each SAR, but SARs granted under the 2026 Plan will not be exercisable more than 10 years after the date the SAR is granted.

Restricted Stock Awards, RSUs, and DSUs. Restricted stock awards, RSUs, and/or DSUs may be granted under the 2026 Plan. A restricted stock award is an award of common stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. RSUs are similar to restricted stock awards except that no shares are actually awarded to the participant on the grant date. DSUs permit the holder to receive shares of common stock or the equivalent value in cash or other property at a future time as determined by the committee. The committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards or the number of RSUs or DSUs granted, and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of common stock, other awards, or a combination of both, may be granted under the 2026 Plan in such amounts and upon such terms as the committee may determine. The committee will determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant. The committee retains discretion to adjust performance awards either upward or downward, either on a formula or discretionary basis or any combination, as the committee determines.

Non-Employee Director Awards. The committee at any time and from time to time may approve resolutions providing for the automatic or other grant of awards under the 2026 Plan to non-employee directors. Such awards may be granted alone, in combination, or in tandem, and may be granted pursuant to such terms, conditions, and limitations as the committee may establish in its sole discretion consistent with the provisions of the 2026 Plan. The committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, RSUs, DSUs, or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the committee may determine.

Dividend Equivalents. With the exception of stock options and SARs, awards under the 2026 Plan may, in the committee’s discretion, earn dividend equivalents with respect to the cash or stock dividends or other distributions that would have been paid on the shares of common stock covered by such award had such shares been issued and outstanding on the dividend payment date. However, no dividends may be paid on awards until they are vested. Such dividend equivalents will be converted to cash or additional shares of our common stock by such formula and at such time and subject to such limitations as determined by the committee.

Termination of Employment or Other Service. The 2026 Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability, or retirement, then:

•All outstanding stock options (excluding non-employee director options in the case of retirement) and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire;
•All outstanding stock options and SARs that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and
•All outstanding unvested RSUs, performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability, or retirement, then:

•All outstanding stock options (including non-employee director options) and SARs held by the participant that are then exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire;
•All outstanding unvested restricted stock will be terminated and forfeited; and
•All outstanding unvested RSUs, performance awards, and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination. Upon a participant’s termination of employment or other service with the Company or any subsidiary, the committee may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to terminate, become, or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, DSUs, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the committee; provided, however, that no stock option or SAR may remain exercisable beyond its expiration date. Any such action by the committee adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the committee is authorized by the 2026 Plan to take such action.

Forfeiture and Recoupment. If a participant is determined by the committee to have taken any action while providing services to the Company or within one year after termination of such services that would constitute “cause” or an “adverse action,” as such terms are defined in the 2026 Plan, all rights of the participant under the 2026 Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited, and the committee has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to the Company, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. The Company may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the committee to determine whether “cause” or “adverse action” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, awards under the 2026 Plan shall be subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under applicable law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the committee and set forth in the applicable award agreement.

Effect of Change in Control. Generally, a change in control means:

•The acquisition, other than from the Company, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of common stock;
•The consummation of a reorganization, merger, or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of common stock and voting securities immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of common stock of the corporation resulting from the transaction; or
•A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the committee may, in its discretion, determine whether some or all outstanding options shall become exercisable in full or in part, whether the restriction period and performance period applicable to some or all outstanding restricted stock awards and RSUs shall lapse in full or in part, and whether the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied. The committee may further require that shares of stock of the corporation resulting from such a change in control, or a parent corporation thereof, be substituted for some or all of our shares of common stock subject to an outstanding award and that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment, shares of capital stock of the corporation resulting from or succeeding us, or a combination of both cash and such shares of stock.

Term, Termination and Amendment. Unless sooner terminated by the committee, the 2026 Plan will terminate at 11:59 p.m. on June 1, 2036. No award will be granted after termination of the 2026 Plan, but awards outstanding upon termination of the 2026 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2026 Plan.

Subject to certain exceptions, the committee has the authority to suspend or terminate the 2026 Plan or terminate any outstanding award agreement, and the committee has the authority to amend the 2026 Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the 2026 Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange on which the Company’s common stock is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2026 Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the 2026 Plan; (ii) increase the aggregate number of shares of common stock issued or issuable under the 2026 Plan; (iii) modify the eligibility requirements for participants in the 2026 Plan; or (iv) reduce the minimum exercise price or grant price as set forth in the 2026 Plan. No termination, suspension, or amendment of the 2026 Plan shall adversely affect any outstanding award previously granted under the 2026 Plan without the written consent of the participant holding such award.

U.S. Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the U.S. federal income tax consequences to participants and the Company of transactions under the 2026 Plan. This summary is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the 2026 Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other U.S. federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2026 Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the stock option holder is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met; provided, however, that the difference between the value of the common shares received upon exercise of the stock option and the exercise price paid is an item of tax preference for purposes of determining the stock option holder’s alternative minimum tax (if any). If the stock option holder meets the employment requirements and does not dispose of the common shares acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the common shares are disposed of before those periods expire, which is called a disqualifying disposition, the stock option holder will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common shares on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the stock option holder, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the stock option holder. Upon exercise of the stock option, the stock option holder will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common shares acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of an SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or the value of common shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code. Gains or losses following a subsequent sale or disposition of the SARs, paid in stock, will generally be treated either as long-term or short-term capital gain or loss, depending on how long the shares have been held.

Restricted Stock, RSUs, DSUs and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock, RSUs, DSUs, performance shares and performance stock units, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the recipient to pay to us, an amount necessary for us to satisfy the recipient’s federal, state or local tax withholding obligations with respect to awards granted under the 2026 Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The committee may permit a participant to satisfy a tax obligation by withholding shares of common shares underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.
Code Section 409A. A grant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” may not be deductible to the extent that it exceeds $1 million. A “covered employee” is defined as any person who was the Chief Executive Officer, or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer and Chief Financial Officer) for 2017 or any subsequent calendar year. But, starting in 2027, “covered employee” will also include the next five most highly compensated employees in each applicable year.

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

New Plan Benefits

It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2026 Plan or would have been received by or allocated to participants for the last completed fiscal year if the 2026 Plan had then been in effect because awards under the 2026 Plan will be made at the discretion of the compensation committee.

Required Vote
In accordance with Delaware law, approval of Proposal No. 4 requires the affirmative vote of a majority of the shares of common stock present, either virtually or represented by proxy, and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends a vote FOR the proposal to approve the Smart Sand, Inc. 2026 Equity Incentive Plan.

PROPOSAL NO. 5: APPROVAL OF SMART SAND, INC. 2026 EMPLOYEE STOCK PURCHASE PLAN

Background

On April 17, 2026, the board of directors, upon recommendation of the compensation committee, approved, subject to approval by our stockholders, the Smart Sand, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”). The ESPP is intended to be an “employee stock purchase plan” under Section 423 of the Code and will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

The purpose of the ESPP is to improve opportunities for our employees to reap the benefits of increases in the value of our common stock. In addition, the ability to contribute a portion of earnings to purchase our shares represents a key benefit for our employees. We believe that such a program improves our ability to attract, retain and incentivize our talent and better aligns the interests of our employees with those of our stockholders.

We are asking our stockholders to approve the ESPP, as required under the Code and Nasdaq listing standards. If our stockholders do not approve the ESPP, the Smart Sand, Inc. 2016 Employee Stock Purchase Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms on November 1, 2026. If our stockholders approve the ESPP, the ESPP will become effective as of the date of stockholder approval.

Summary of the ESPP Features

The following general description of material features of the ESPP is qualified in its entirety by reference to the full text of the ESPP, which is attached hereto as Exhibit B and filed electronically with the SEC along with the filing of this proxy statement which is available through the SEC’s website at www.sec.gov. A copy of the ESPP may also be obtained upon request to our Secretary at 1000 Floral Vale Boulevard, Suite 225, Yardley, Pennsylvania 19067, or by telephone at (281) 231-2660.

Purpose. The ESPP is intended to advance the interests of the Company and our stockholders by providing employees with opportunities to acquire shares of our common stock on favorable terms through payroll deductions. The ESPP is intended to be an “employee stock purchase plan” under Section 423 of the Code and will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

Plan Administration. The ESPP will be administered by the compensation committee of our board of directors or a subcommittee thereof consisting solely of not less than two members of the board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, which we refer to below as the “committee”. To the extent consistent with applicable corporate or other law, the committee may delegate to any officers of the Company the duties, power and authority of the committee under the ESPP pursuant to such conditions or limitations as the committee may establish; provided, however, that only the committee may exercise such duties, power and authority with respect to participants who are subject to Section 16 of the Exchange Act. The committee may exercise its duties, power and authority under the ESPP in its sole discretion without the consent of any participant or other party, unless the ESPP specifically provides otherwise. Each determination, interpretation or other action made or taken by the committee pursuant to the provisions of the ESPP will be final, conclusive and binding for all purposes and on all persons.

Share Reserve. The ESPP provides for the issuance of shares of common stock that may be obtained upon the exercise of options granted pursuant to the ESPP. The total number of shares reserved for issuance under the ESPP is 3,000,000 subject to adjustment as described below. If any option granted under the ESPP terminates for any reason without being exercised, the shares of common stock not purchased under such option will again become available for issuance under the ESPP. The shares subject to the ESPP may be unissued shares or reacquired shares bought on the market or otherwise.

Adjustments. In the event of certain changes in our capitalization, the committee will make adjustments to the number of shares authorized for issuance under the ESPP, the maximum number of shares that may be issued on any exercise date, the maximum number of shares each participant may purchase in each offering period, as well as the price per share and the number of shares covered by each option under the ESPP which has not yet been exercised.

Eligibility. All active employees of the Company and its designated subsidiaries are eligible to participate in the ESPP; provided that no employee may participate in the ESPP to the extent that immediately after an option is granted to such employee under the ESPP, he or she owns five percent or more of the total combined voting power or value of all classes of the Company’s shares or the shares of any parent or subsidiary. Notwithstanding the foregoing, the committee may determine in its discretion that an employee may not participate in an offering if: (i) such employee has been employed by the Company or any designated subsidiary for less than two years, (ii) such employee’s customary employment is for twenty hours per week or less, and/or not more than five months per calendar year, (iii) such employee is a highly compensated employee, and/or (iv) such employee is a citizen or resident of a jurisdiction outside the United States in which the grant of an option or any offering under the ESPP is prohibited by the laws of that jurisdiction, or in the event that compliance with the laws of that jurisdiction would cause the ESPP to violate the requirements of Section 423 of the Code. All eligible employees will have equal rights and privileges under the ESPP.

Participation. The ESPP will permit participants to purchase common stock through contributions in the form of payroll deductions in an amount from one percent to twenty percent of the compensation which the participant receives each pay day during the offering period. Compensation includes regular straight-time earnings and commissions that are included in regular compensation, including amounts that would have constituted compensation but for a participant’s election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company and including overtime and shift premium, but excludes all other amounts such as amounts attributable to stock-based, cash-based and other incentive compensation and bonuses (except to the extent that the inclusion of any such item is specifically directed by the committee), determined in a manner consistent with the requirements of Section 423 of the Code. Subject to the eligibility requirements discussed above, a participant may not be granted an option under the ESPP if the amount of payroll deductions that the participant has elected to have withheld under such option would permit the participant to purchase shares under all employee stock purchase plans of the Company or any subsidiary at a rate that exceeds $25,000 of fair market value of such shares for each calendar year in which such option is outstanding at any time.

Options to purchase shares shall be offered to participants under the ESPP through a continuous series of offerings, each continuing for six months and each of which shall commence on January 1 and July 1 of each year, and shall terminate on June 30 and December 31 of such year, respectively. The committee may suspend offerings under the ESPP or any offering period at any time and for any reason, and the first offering period under the ESPP and any subsequent offering period commenced immediately after a suspension of the ESPP shall have an enrollment date and exercise date as determined by the committee in its sole discretion.

On the enrollment date of each offering period, each participant in such offering period will be granted an option to purchase on the exercise date (the last day of the offering period) with respect to such offering period (at the applicable purchase price) up to a number of shares determined by dividing such participant’s payroll deductions accumulated prior to such exercise date and retained in the participant’s account as of the exercise date by the applicable purchase price, subject to the limitations set forth in the ESPP. The purchase price of the shares will be eighty-five percent of the fair market value of one share on the enrollment date or on the exercise date, whichever is lower, but shall not be less than the par value of one share.

Withdrawal; Termination of Employment. A participant may withdraw from the ESPP voluntarily at any time by giving written notice to the Company (or its designated third-party stock plan administrator) in a form acceptable to the committee. A participant will be deemed to have elected to withdraw from the ESPP upon the termination of the participant’s employment for any reason or in the event the participant is no longer eligible to participate in the ESPP.

Restriction on Transfers. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant (other than by will, the laws of descent and distribution, or as otherwise provided in the ESPP).

Merger, Asset Sale, Dissolution, or Liquidation. In the event of a proposed merger or asset sale, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary thereof. In the event that the successor corporation or a parent or subsidiary thereof refuses to assume or substitute for the option, or in the event of a proposed dissolution or liquidation of the Company, the offering period then in progress shall be shortened by the committee by setting a new exercise date, which shall occur no later than immediately prior to the effective date of such proposed merger, sale, dissolution, or liquidation, as applicable.

Term, Termination and Amendment. The ESPP shall become effective as of the date the ESPP is approved by our stockholders and shall be in effect until the day before the tenth anniversary of the effective date. The board may at any time and for any reason terminate or amend the ESPP. Except as otherwise provided by the ESPP, no amendment or termination may make any change in any option theretofore granted which adversely affects the right of any participant without the consent of such participant; provided, however, that an offering period may be terminated by the board if it determines that the termination of the offering period or the ESPP is in the best interests of the Company and our stockholders.

U.S. Federal Income Tax Information

The following is a general summary, as of the date of this proxy statement, of the U.S. federal income tax consequences to participants and the Company of transactions under the ESPP. This summary is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the ESPP. The summary does not address the effects of other U.S. federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the ESPP.

The rights of participants to make purchases under the ESPP are intended to qualify under the provisions of Section 423 of the Code. Assuming such qualification, no income will be taxable to a participant until the sale or other disposition of shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period of such shares prior to disposing of them.

If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income generally measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price of such shares or (ii) an amount equal to fifteen percent of the fair market value of the shares on the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for at least the holding periods described above but are sold for a price that is less than the purchase price, there will be no ordinary income and the difference will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

Any sale or other disposition of shares before the expiration of the holding periods described above will be a “disqualifying disposition,” and the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares were purchased over the purchase price, and we will be entitled to an income tax deduction for such ordinary income. Any additional gain or loss on such sale or disposition will be a long-term or short-term capital gain or loss, depending on the holding period following the date the shares were purchased by the participant prior to such sale or disposition, and we will not be entitled to an income tax deduction for any such capital gain.

We will not be entitled to any deduction in the determination of its taxable income with respect to the ESPP, except in connection with a “disqualifying disposition,” in which case at the time of such “disqualifying disposition,” we would be entitled to deduct an amount equal to the amount taken into ordinary income by the participant making such “disqualifying disposition.”

Other Information

On April 10, 2026, the closing price of our common stock reported on Nasdaq was $4.93 per share.

Required Vote

In accordance with Delaware law, approval of Proposal No. 5 requires the affirmative vote of a majority of the shares of common stock present, either virtually or represented by proxy, and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends a vote FOR the proposal to approve the Smart Sand, Inc. 2026 Employee Stock Purchase Plan.

DELINQUENT SECTION 16(a) REPORTS
Reports of all transactions in our common stock by officers, directors and principal stockholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of copies of the reports received, or representations of such reporting persons, we believe that during the year ended December 31, 2025, our officers, directors or principal stockholders timely filed all required Section 16(a) filing reports.
STOCKHOLDER PROPOSALS
Stockholder Proposals to Be Included in the Company’s Proxy Statement
Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included for the 2027 annual meeting of stockholders, stockholder proposals must be received by the Company at its offices located at 1000 Floral Vale Boulevard, Suite 225, Yardley, Pennsylvania 19067 no later than December 23, 2026, and must otherwise comply with the requirements of Rule 14a-8.
Stockholder Proposals Not to Be Included in the Company’s Proxy Statement
Our second amended and restated bylaws require that stockholders who wish to make a nomination for the election of a director or to bring any other matter before a meeting of the stockholders must give written notice of their intent to our Secretary not more than 120 days and not less than 90 days in advance of the first anniversary of the preceding year’s annual meeting of stockholders. Such proposals must be submitted in writing at the address shown above, so that it is received between February 2, 2027 and March 4, 2027. Our nominating and corporate governance committee will consider all director candidates recommended by any stockholder on the same basis as candidates recommended by the board and other sources.
In addition to satisfying the foregoing requirements under the Company’s second amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

In connection with our solicitation of proxies for our 2027 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.

STOCKHOLDER COMMUNICATIONS
The board of directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the board of directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of James D. Young, our Secretary, at the offices of the Company at 1000 Floral Vale Boulevard, Suite 225, Yardley, Pennsylvania 19067. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the board of directors. The Secretary has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate. The Secretary shall promptly forward any and all such stockholder communications to the entire board of directors or the individual director as appropriate.

OTHER MATTERS
The Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the board of directors has not been advised of any other matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, www.smartsand.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.
WE WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF OUR 2025 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1. STOCKHOLDERS SHOULD DIRECT SUCH REQUESTS TO THE COMPANY’S SECRETARY AT 1000 FLORAL VALE BOULEVARD, SUITE 225, YARDLEY, PENNSYLVANIA 19067, OR BY EMAIL AT INVESTORRELATIONS@SMARTSAND.COM.

Exhibit A
SMART SAND, INC.
2026 EQUITY INCENTIVE PLAN
(As proposed to be effective on June 2, 2026)

1.Purpose of Plan.
The purpose of the Smart Sand, Inc. 2026 Equity Incentive Plan (as may be amended from time to time, the “Plan”) is to advance the interests of Smart Sand, Inc., a Delaware corporation, and any successor thereto as provided in Section 22.5 of this Plan (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals to perform services for the Company and its Subsidiaries, providing incentive compensation for such individuals that is linked to the growth and profitability of the Company and increases in stockholder value and aligning the interests of such individuals with the interests of stockholders through opportunities for equity participation in the Company. This Plan will become effective upon its approval by the Company’s stockholders and will replace the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan (as amended, the “Prior Plan”); provided, however, that awards outstanding under the Prior Plan as of the Effective Date will remain outstanding in accordance with their terms. After the Effective Date, no more grants of awards will be made under the Prior Plan.
2.Definitions.
The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.
2.1.“Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective Employees, independent contractors, customers, prospective customers and vendors.
2.2.“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” will have the meaning given such term under Rule 405 of the Securities Act.
2.3.“Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.
2.4.“Award” means, individually or collectively, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award, Non-Employee Director Award, or Other Stock-Based Award, in each case granted to an Eligible Recipient pursuant to this Plan.
2.5.“Award Agreement” means either: (a) a written or electronic (as provided in Section 22.7) agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic (as provided in Section 22.7) statement issued by the Company to a Participant describing the terms and provisions of such an Award, including any amendment or modification thereof.
2.6.“Board” means the Board of Directors of the Company.
2.7.“Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.
2.8.“Cause” means, unless otherwise provided in an Award Agreement, (a) “Cause” as defined in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries or Affiliates (an “Individual Agreement”), or (b) if there is no such Individual Agreement or if it does not define Cause: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Committee. Before a Change in Control, the Committee will, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether “Cause” exists with respect to subclauses (i), (ii), (iii), (iv) or (v) above, and its determination will be final.
2.9.“Change in Control” means, unless otherwise provided in an Award Agreement or any Individual Agreement, and except as provided in Section 18, an event described in Section 15.1 of this Plan.
2.10.“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.
2.11.“Committee” means the Board or, if the Board so delegates, the Compensation Committee of the Board or a subcommittee thereof, or any other committee delegated authority by the Board to administer this Plan. If the Board determines appropriate, such committee may be comprised solely of directors designated by the Board to administer this Plan who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” within the meaning of the rules of the Nasdaq Stock Market (or other applicable exchange or market on which the Common Stock may be traded or quoted). The members of the Committee will be appointed from time to time by and will serve at the discretion of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements of membership provided herein.
2.12.“Common Stock” means the common stock of the Company, par value $0.001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.
2.13.“Company” means Smart Sand, Inc., a Delaware corporation, and any successor thereto as provided in Section 22.5 of this Plan.
2.14.“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or any Subsidiary that: (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.
2.15.“Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.
2.16.“Director” means a member of the Board.
2.17.“Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.
2.18.“Dividend Equivalents” has the meaning set forth in Section 3.2(l) of this Plan.
2.19.“Effective Date” means the date that this Plan is approved by the Company’s stockholders.
2.20.“Eligible Recipients” means all Employees, all Non-Employee Directors and all Consultants.
2.21.“Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.22.“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.
2.23.“Fair Market Value” means, with respect to the Common Stock, as of any date a price that is based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock as reported on the Nasdaq Stock Market or other established stock exchange (or exchanges) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, then as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service, on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days that is within thirty (30) days before or after the applicable valuation date, as determined by the Committee in its discretion, provided that with respect to establishing the exercise price of an Option or Stock Appreciation Right, the Committee shall irrevocably commit to grant such Award prior to the period during which the Fair Market Value is determined. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing sale price of the Common Stock as of the immediately preceding trading date at the end of the regular trading session, as reported by the Nasdaq Stock Market or any national securities exchange on which the Common Stock is then listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Common Stock is not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the immediately preceding trading date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.
2.24. “Grant Date” means the date an Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.
2.25.“Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.
2.26.“Individual Agreement” has the meaning set forth in Section 2.8 of this Plan.
2.27.“Non-Employee Director” means a Director who is not an Employee.
2.28.“Non-Employee Director Award” means any Award granted, whether singly, in combination, or in tandem, to an Eligible Recipient who is a Non-Employee Director, pursuant to such applicable terms, conditions and limitations as the Board or Committee may establish in accordance with this Plan, including any Non-Employee Director Option.
2.29.“Non-Employee Director Option” means a Non-Statutory Stock Option granted to a Non-Employee Director pursuant to Section 10 of this Plan.
2.30.“Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that is not intended to meet the requirements of or does not qualify as an Incentive Stock Option.
2.31.“Option” means an Incentive Stock Option or a Non-Statutory Stock Option, including a Non-Employee Director Option.
2.32.“Other Stock-Based Award” means an Award, denominated in Shares, not otherwise described by the terms of this Plan, granted pursuant to Section 11 of this Plan.
2.33.“Participant” means an Eligible Recipient who receives one or more Awards under this Plan.
2.34.“Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Goals during a specified Performance Period or the achievement of other objectives during a specified period.
2.35.“Performance Goals” means with respect to any applicable Award, one or more targets, goals or levels of attainment required to be achieved during the specified Performance Period, as set forth in the related Award Agreement.

2.36.“Performance Period” means the period of time, as determined by the Committee, during which the Performance Goals must be met in order to determine the degree of payout or vesting with respect to an Award.
2.37.“Period of Restriction” means the period when a Restricted Stock Award or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Section 8 of this Plan.
2.38.“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.
2.39.“Plan” means the Smart Sand, Inc. 2026 Equity Incentive Plan, as may be amended from time to time.
2.40.“Plan Year” means the Company’s fiscal year.
2.41.“Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.
2.42.“Prior Plan” means the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan, as amended.
2.43.“Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.
2.44.“Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.
2.45.“Retirement,” means, unless otherwise defined in the Award Agreement or in an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, “Retirement” as defined from time to time for purposes of this Plan by the Committee or by the Company’s chief human resources officer or other person performing that function or, if not so defined, means voluntary termination of employment or service by the Participant on or after the date the Participant reaches age fifty-five (55) with the present intention to leave the Company’s industry or to leave the general workforce.
2.46.“Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.
2.47.“Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive, upon exercise, a payment from the Company in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.
2.48.“Stock-Based Award” means any Award, denominated in Shares, made pursuant to this Plan, including Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards.
2.49.“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
2.50.“Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.
2.51.“Tax Laws” has the meaning set forth in Section 22.9 of this Plan.
3.Plan Administration.
3.1.The Committee. The Plan will be administered by the Committee. The Committee will act by majority approval of the members at a meeting or by unanimous written consent, and a majority of the members of the Committee will constitute a quorum. The Committee may exercise its duties, power and authority under this Plan in its sole discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. The Committee will not be obligated to treat Participants or Eligible Recipients uniformly, and determinations made under this Plan may be made by the Committee selectively among Participants or Eligible Recipients, whether or not such Participants and Eligible Recipients are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Award granted under this Plan.

3.2.Authority of the Committee. In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:
(a)    To designate the Eligible Recipients to be selected as Participants;
(b)    To determine the nature, extent and terms of the Awards to be made to each Participant, including the amount of cash or number of shares of Common Stock to be subject to each Award, any exercise price or grant price, the manner in which Awards will vest, become exercisable, settled or paid out and whether Awards will be granted in tandem with other Awards, and the form of Award Agreement, if any, evidencing such Award;
(c)    To determine the time or times when Awards will be granted;
(d)    To determine the duration of each Award;
(e)    To determine the terms, restrictions and other conditions to which the grant of an Award or the payment or vesting of Awards may be subject;
(f)    To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;
(g)    To determine Fair Market Value in accordance with Section 2.23 of this Plan;
(h)    To amend this Plan or any Award Agreement, as provided in this Plan;
(i)    To adopt subplans or special provisions applicable to Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;
(j)    To authorize any person to execute on behalf of the Company any Award Agreement or any other instrument required to effect the grant of an Award previously granted by the Committee;
(k)    To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof;
(l)    To determine whether Awards will be adjusted for dividend equivalents, with “Dividend Equivalents” meaning a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant, subject to Section 12 of this Plan and any other provision of this Plan, and which Dividend Equivalents may be subject to the same conditions and restrictions as the Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both; and
(m)    To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.
3.3.Delegation. To the extent permitted by Applicable Law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more directors of the Company or one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Eligible Recipients to be recipients of Awards pursuant to this Plan; and (b) determine the size of any such Awards; provided, however, that (x) the Committee will not delegate such responsibilities to any such director(s) or officer(s) for any Awards granted to an Eligible Recipient: (i) who is a Non-Employee Director or who is subject to the reporting and liability provisions of Section 16 under the Exchange Act, or (ii) to whom authority to grant or amend Awards has been delegated hereunder; provided, further; that any delegation of administrative authority will only be permitted to the extent it is permissible under Applicable Law; (y) the resolution providing such authorization will set forth the type of Awards and total number of each type of Awards such director(s) or officer(s) may grant; and (z) such director(s) or officer(s) will report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. At all times, the delegate appointed under this Section 3.3 will serve in such capacity at the pleasure of the Committee.

3.4.No Re-pricing. Notwithstanding any other provision of this Plan other than Section 4.4 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (a) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (b) canceling the underwater Option or Stock Appreciation Right in exchange for (i) cash; (ii) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (iii) other Awards; or (c) repurchasing the underwater Options or Stock Appreciation Rights and granting new Awards under this Plan. For purposes of this Section 3.4, an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.
3.5.Participants Based Outside of the United States. In addition to the authority of the Committee under Section 3.2(i) and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.5: (a) to reserve shares of Common Stock or grant Awards in excess of the limitations provided in Section 4.1 of this Plan; (b) to effect any re-pricing in violation of Section 3.4 of this Plan; (c) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.3 or Section 7.3 of this Plan; or (d) for which stockholder approval would then be required pursuant to Section 19.2 of this Plan.
4.Shares Available for Issuance.
4.1.Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be the sum of:
(a)    2,400,000 shares of Common Stock; plus
(b)    the number of shares of Common Stock remaining available for issuance under the Prior Plan but not subject to outstanding awards as of the Effective Date; plus
(c)    the number of additional shares of Common Stock subject to awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding awards are (i) forfeited, (ii) cancelled, (iii) expire, or (iv) otherwise terminate without the issuance of such shares of Common Stock after the Effective Date; plus
(d)    the number of additional shares of Common Stock withheld to satisfy tax withholding obligations on restricted stock awards outstanding under the Prior Plan.
4.2.Limits on Incentive Stock Options and Non-Employee Director Compensation. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.4 of this Plan,
(a)    the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be 1,200,000 shares; and
(b)    the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $600,000 (increased to $1,000,000 with respect to any Non-Employee Director serving as Chairman of the Board or Lead Independent Director or in the fiscal year of a non-employee Director’s initial service as a Non-Employee Director) (with any compensation that is deferred counting towards this limit for the year in which the compensation is first earned, and not a later year of settlement).
4.3.Accounting for Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right or other Stock-Based Award will be counted against the shares of Common Stock authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right or other Stock-Based Award. Any shares of Common Stock withheld to satisfy tax withholding obligations on Awards (other than Options and Stock Appreciation Rights) issued under this Plan will not be counted against the shares of Common Stock authorized for issuance under this Plan, will be available again for grant under this Plan and will correspondingly increase the total number of shares of Common Stock available for issuance pursuant to Section 4.1. Any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.5 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.7 will be counted against the shares of

Common Stock authorized for issuance under this Plan, will not be available again for grant under this Plan and will correspondingly decrease the total number of shares of Common Stock available for issuance pursuant to Section 4.1. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that: (i) terminate by (A) expiration, (B) forfeiture, (C) cancellation or (D) otherwise without the issuance of the shares of Common Stock; or (ii) (A) are settled in cash in lieu of shares of Common Stock (prior to the issuance of Common Stock), or (B) are exchanged with the Committee’s permission (prior to the issuance of Common Stock) for Awards not involving shares of Common Stock, will be available again for grant under this Plan and will correspondingly increase the total number of shares of Common Stock available for issuance pursuant to Section 4.1. To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a Subsidiary pursuant to Section 20 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares or treasury shares.
4.4.Adjustments to Shares and Awards.
(a)    In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin off) or any other similar change in the corporate structure or shares of Common Stock the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to: (i) the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and (ii) in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Awards and the exercise price of outstanding Awards; provided, however, that this Section 4.4 will not limit the authority of the Committee to take action pursuant to Section 15 of this Plan in the event of a Change in Control. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.
(b)    Notwithstanding anything else herein to the contrary, without affecting the number of shares of Common Stock reserved or available hereunder, the limits in Section 4.2 of this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Sections 422, 424 and 409A of the Code, as and where applicable.
5.Participation.
Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of the objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Awards, singly or in combination or in tandem with other Awards, as may be determined by the Committee in its sole discretion. Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the Grant Date of any related Award Agreement with the Participant.
6.Options.
6.1.Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to Eligible Recipients who are Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non-Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.
6.2.Award Agreement. Each Option grant will be evidenced by an Award Agreement that will specify the exercise price of the Option, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which an Option will become vested and exercisable, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan. The Award Agreement also will specify whether the Option is intended to be an Incentive Stock Option or a Non-Statutory Stock Option.
6.3.Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date (one hundred and ten percent (110%) of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).
6.4.Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant, including (a) the achievement of one or more of the Performance Goals; or that (b) the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period; provided, however, that no Option may be exercisable after ten (10) years from the Grant Date (five (5) years from the Grant Date in the case of an Incentive Stock Option that is granted to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.
6.5.Payment of Exercise Price.
(a)    The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a “net exercise” of the Option (as further described in paragraph (b), below); (iv) a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
(b)    In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 14 of this Plan.
(c)    For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.
6.6.Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.5 of this Plan.
7.Stock Appreciation Rights.
7.1.Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.
7.2.Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that will specify the grant price of the Stock Appreciation Right, the term of the Stock Appreciation Right, and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
7.3.Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the Grant Date.
7.4.Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its Grant Date. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 17 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.
7.5.Manner of Exercise. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.6 of this Plan, subject to any other terms and conditions consistent with the other provisions of this Plan as may be determined by the Committee in its sole discretion.
7.6.Settlement. Upon the exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(a)    The excess of the Fair Market Value of a share of Common Stock on the date of exercise over the per share grant price; by
(b)    The number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.
7.7.Form of Payment. Payment, if any, with respect to a Stock Appreciation Right settled in accordance with Section 7.6 of this Plan will be made in accordance with the terms of the applicable Award Agreement, in cash, shares of Common Stock or a combination thereof, as the Committee determines.
8.Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.
8.1.Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units and Deferred Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.
8.2.Award Agreement. Each Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit grant will be evidenced by an Award Agreement that will specify the type of Award, the period(s) of restriction, the number of shares of restricted Common Stock, or the number of Restricted Stock Units or Deferred Stock Units granted, and such other provisions as the Committee will determine that are not inconsistent with the terms of this Plan.
8.3.Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award, Restricted Stock Units or Deferred Stock Units granted pursuant to this Plan as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award, Restricted Stock Unit or Deferred Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under Applicable Laws or holding requirements or sale restrictions placed on the shares of Common Stock by the Company upon vesting of such Restricted Stock Award, Restricted Stock Units or Deferred Stock Units.
8.4.Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will be granted the right to exercise full voting rights with respect to the shares of Common Stock underlying such Restricted Stock Award during the Period of Restriction. A Participant will have no voting rights with respect to any Restricted Stock Units or Deferred Stock Units granted hereunder.
8.5.Dividend Rights.
(a)    Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, Participants holding a Restricted Stock Award granted hereunder will have the same dividend rights as the Company’s other stockholders. Notwithstanding the foregoing any such dividends as to a Restricted Stock Award that is subject to vesting requirements will be subject to forfeiture and termination to the same extent as the Restricted Stock Award to which such dividends relate and the Award Agreement may require that any cash dividends be reinvested in additional shares of Common Stock subject to the Restricted Stock Award and subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid. In no event will dividends with respect to Restricted Stock Awards that are subject to vesting be paid or distributed until the vesting provisions of such Restricted Stock Award lapse.

(b)    Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Unit or Deferred Stock Unit awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.
8.6.Enforcement of Restrictions on Restricted Stock Awards. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates or book-entry notations representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.
8.7.Lapse of Restrictions; Settlement. Except as otherwise provided in this Plan, including without limitation this Section 8 and 16.4 of this Plan, shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations). Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a Company deferred compensation plan or arrangement.
8.8.Section 83(b) Election for Restricted Stock Award. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant must file, within thirty (30) days following the Grant Date of the Restricted Stock Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in the Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the award under Section 83(b) of the Code.
9.Performance Awards.
9.1.Grant. An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including the achievement of one or more Performance Goals.
9.2.Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify the amount of cash, shares of Common Stock, other Awards, or combination of both to be received by the Participant upon payout of the Performance Award, any Performance Goals upon which the Performance Award is subject, any Performance Period during which any Performance Goals must be achieved and such other provisions as the Committee will determine which are not inconsistent with the terms of this Plan.
9.3.Vesting. Subject to the terms of this Plan, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Performance Awards as it deems appropriate, including the achievement of one or more of the Performance Goals.
9.4.Earning of Performance Award Payment. Subject to the terms of this Plan and the Award Agreement, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payout on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved and such other restrictions or conditions imposed on the vesting and payout of the Performance Awards has been satisfied.
9.5.Form and Timing of Performance Award Payment. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Awards will be entitled to receive payment on the value and number of Performance Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Payment of earned Performance Awards will be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash, in shares of Common Stock or other Awards (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period. Payment of any Performance Award will be made as soon as practicable after the Committee has determined the extent to which the applicable Performance Goals have been achieved and not later than the fifteenth (15th) day of the third (3rd) month immediately following the later of the end of the Company’s fiscal year in which the Performance Period ends and any additional vesting restrictions are satisfied or the end of the calendar year in which the Performance Period ends and any additional vesting restrictions are satisfied, except to the extent that a Participant has properly elected to defer payment that may be attributable to a Performance Award under a Company deferred compensation plan or arrangement. The determination of the Committee with respect to the form and time of payment of Performance Awards will be set forth in the Award Agreement pertaining to the grant of the Performance Award. Any shares of Common Stock or other Awards issued in payment of earned Performance Awards may be granted subject to any restrictions deemed appropriate by the Committee, including that the Participant remain in the continuous employment or service with the Company or a Subsidiary for a certain period.
9.6.Evaluation of Performance. The Committee may provide in any such Award Agreement including Performance Goals that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) items related to a change in accounting principles; (b) items relating to financing activities; (c) expenses for restructuring or productivity initiatives; (d) other non-operating items; (e) items related to acquisitions; (f) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (g) items related to the disposal of a business or segment of a business; (h) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (i) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (j) any other items of significant income or expense which are determined to be appropriate adjustments; (k) items relating to unusual or extraordinary corporate transactions, events or developments; (l) items related to amortization of acquired intangible assets; (m) items that are outside the scope of the Company’s core, on-going business activities; (n) items related to acquired in-process research and development; (o) items relating to changes in tax laws; (p) items relating to major licensing or partnership arrangements; (q) items relating to asset impairment charges; (r) items relating to gains or losses for litigation, arbitration and contractual settlements; (s) foreign exchange gains and losses; or (t) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.
9.7.Adjustment of Performance Goals, Performance Periods or other Vesting Criteria. The Committee may amend or modify the vesting criteria (including any Performance Goals or Performance Periods) of any outstanding Awards based in whole or in part on the financial performance of the Company (or any Subsidiary or division, business unit or other sub-unit thereof) in recognition of unusual or nonrecurring events (including the events described in Sections 9.6 or 4.4(a) of this Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, will be final, conclusive and binding on Participants under this Plan.
9.8.Committee Discretion to Make Adjustments. Subject to the terms of an Individual Agreement, the Committee retains the discretion to adjust Awards either upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines.
9.9.Dividend Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Performance Award awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Performance Award is outstanding. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Performance Awards will be subject to forfeiture and termination to the same extent as the corresponding Performance Awards as to which the Dividend Equivalents relate. In no event will Participants holding Performance Awards be entitled to receive any Dividend Equivalents on such Performance Awards until the vesting provisions of such Performance Awards lapse.
10.Non-Employee Director Awards.
10.1.Automatic and Non-Discretionary Awards to Non-Employee Directors. Subject to such terms and conditions, consistent with the other provisions of this Plan, the Committee at any time and from time to time may approve resolutions providing for the automatic grant to Non-Employee Directors of Non-Employee Director Awards granted under this Plan and may grant to Non-Employee Directors such discretionary Non-Employee Director Awards on such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, and set forth in an applicable Award Agreement.
10.2.Deferral of Award Payment; Election to Receive Award in Lieu of Retainers. The Committee may permit Non-Employee Directors the opportunity to defer the payment of an Award pursuant to such terms and conditions as the Committee may prescribe from time to time. In addition, the Committee may permit Non-Employee Directors to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainers, meeting fees, or other fees in Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Stock-Based Awards as contemplated by this Plan in lieu of cash.
11.Other Stock-Based Awards.
11.1.Other Stock-Based Awards. Subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, the Committee may grant Other Stock-Based Awards to Eligible Recipients not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
11.2.Value of Other Stock-Based Awards. Each Other Stock-Based Award will be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish Performance Goals in its discretion for any Other Stock-Based Award. If the Committee exercises its discretion to establish Performance Goals for any such Awards, the number or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Goals are met.
11.3.Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award will be made in accordance with the terms of the Award, in cash or shares of Common Stock for any Other Stock-Based Award, as the Committee determines, except to the extent that a Participant has properly elected to defer payment that may be attributable to an Other Stock-Based Award under a Company deferred compensation plan or arrangement.
12.Dividend Equivalents.
Subject to the provisions of this Plan and any Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividends or Dividend Equivalents will be paid out with respect to any Awards until they are vested.
13.Effect of Termination of Employment or Other Service.
13.1.Termination Due to Cause. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4 and 13.5 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for Cause:
(a)    All outstanding Options and Stock Appreciation Rights held by the Participant as of the effective date of such termination will be immediately terminated and forfeited;
(b)    All outstanding but unvested Restricted Stock Awards, Restricted Stock Units, Performance Awards and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and
(c)    All other outstanding Awards to the extent not vested will be immediately terminated and forfeited.
13.2.Termination Due to Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or the terms of an Individual Agreement or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:
(a)    All outstanding Options (excluding Non-Employee Director Options in the case of Retirement) and Stock Appreciation Rights held by the Participant as of the effective date of such termination or Retirement will, to the extent exercisable as of the date of such termination or Retirement, remain exercisable for a period of one (1) year after the date of such termination or Retirement (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of the date of such termination or Retirement will be terminated and forfeited;

(b)    All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; and
(c)    All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination or Retirement will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause shares of Common Stock to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period. The Committee will consider the provisions of Section 13.5 of this Plan and will have the discretion to consider any other fact or circumstance in making its decision as to whether to deliver such shares of Common Stock or other payment, including whether the Participant again becomes employed.
13.3.Termination for Reasons Other than Death, Disability or Retirement. Unless otherwise expressly provided by the Committee in its sole discretion in an Award Agreement or the terms of an Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates or a plan or policy of the Company applicable to the Participant specifically provides otherwise, and subject to Sections 13.4, 13.5 and 15 of this Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated for any reason other than for Cause or death or Disability of a Participant, or in the case of a Participant that is an Employee, Retirement:
(a)    All outstanding Options (including Non-Employee Director Options) and Stock Appreciation Rights held by the Participant as of the effective date of such termination will, to the extent exercisable as of such termination, remain exercisable for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right) and Options and Stock Appreciation Rights not exercisable as of such termination will be terminated and forfeited. If the Participant dies within the three (3) month period referred to in the preceding sentence, the Option or Stock Appreciation Right may be exercised by those entitled to do so under the Participant’s will or by the laws of descent and distribution within a period of one (1) year following the Participant’s death (but in no event after the expiration date of any such Option or Stock Appreciation Right);
(b)    All outstanding unvested Restricted Stock Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; and
(c)    All outstanding unvested Restricted Stock Units, Performance Awards, and Other Stock-Based Awards held by the Participant as of the effective date of such termination will be terminated and forfeited; provided, however, that with respect to any such Awards the vesting of which is based on the achievement of Performance Goals, if a Participant’s employment or other service with the Company or any Subsidiary, as the case may be, is terminated by the Company without Cause prior to the end of the Performance Period of such Award, but after the conclusion of a portion of the Performance Period (but in no event less than one year), the Committee may, in its sole discretion, cause Shares to be delivered or payment made (except to the extent that a Participant has properly elected to defer income that may be attributable to such Award under a Company deferred compensation plan or arrangement) with respect to the Participant’s Award, but only if otherwise earned for the entire Performance Period and only with respect to the portion of the applicable Performance Period completed at the date of such event, with proration based on the number of months or years that the Participant was employed or performed services during the Performance Period.
13.4.Modification of Rights upon Termination. Notwithstanding the other provisions of this Section 13, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination) cause Options or Stock Appreciation Rights (or any part thereof) held by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable or remain exercisable following such termination of employment or service, and Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Non-Employee Director Awards, and Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (b) any such action by the Committee adversely affecting any outstanding Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Section 4.4, 13.5, 15 or 19 of this Plan).
13.5.Additional Forfeiture Events.

(a)    Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 13.5, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (i) all rights of the Participant under this Plan and any Award Agreements evidencing an Award then held by the Participant will terminate and be forfeited without notice of any kind, and (ii) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of stock certificates or book-entry notations upon the vesting of any Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an applicable Award Agreement, this Section 13.5(a) will not apply to any Participant following a Change in Control.
(b)    Forfeiture or Clawback of Awards Under Applicable Law and Company Policy. Subject to the terms of an Individual Agreement, Awards under the Plan shall be subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under Applicable Law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement.
14.Payment of Withholding Taxes.
14.1.General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Company.
14.2.Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 14.1 of this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.
15.Change in Control.
15.1.Definition of Change in Control. Unless otherwise provided in an Award Agreement or Individual Agreement between the Participant and the Company or one of its Subsidiaries or Affiliates, a “Change in Control” will mean the occurrence of any of the following:
(a)    The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any entity with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then outstanding equity of such entity and the combined voting power of the then outstanding voting equity of such entity entitled to vote generally in the election of all or substantially all of the members of such entity’s governing body is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or
(b)    The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or
(c)    a complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.
15.2.Effect of Change in Control. Subject to the terms of the applicable Award Agreement or an Individual Agreement, in the event of a Change in Control, the Committee (as constituted prior to such Change in Control) may, in its discretion:
(a)    require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 4.4;
(b)    provide that (i) some or all outstanding Options shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restrictions or vesting applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and/or (iv) the Performance Goals applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or any other level; and/or
(c)    require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount determined pursuant to Section 15.3 below; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.
15.3.Alternative Treatment of Incentive Awards. In connection with a Change in Control, the Committee in its sole discretion, either in an Award Agreement at the time of grant of an Award or at any time after the grant of such an Award, in lieu of providing a substitute award to a Participant pursuant to Section 15.2(a), may determine that any or all outstanding Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award will receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Award, multiplied by the number of shares of Common Stock subject to such Award (or in which such Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Award is not then exercisable, the Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.
15.4.Limitation on Change in Control Payments. Notwithstanding anything in this Section 15 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Award or the payment of cash in exchange for all or part of a Stock-Based Award (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 15.2 or Section 15.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further that such payments will be reduced (or acceleration of vesting eliminated) by first eliminating vesting of Options with an exercise price above the then Fair Market Value of a share of Common Stock that have a positive value for purposes of Section 280G of the Code, followed by reducing or eliminating payments or benefits pro rata among Awards that are deferred compensation subject to Section 409A of the Code, and, if a further reduction is necessary, by reducing or eliminating payments or benefits pro rata among Awards that are not subject to Section 409A of the Code. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Section 280G or 4999 of the Code, then this Section 15.4 will not apply and any “payments” to a Participant pursuant to Section 15 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Award to become subject to the adverse tax consequences specified in Section 409A of the Code.
15.5.Exceptions. Notwithstanding anything in this Section 15 to the contrary, individual Award Agreements or Individual Agreements between a Participant and the Company or one of its Subsidiaries or Affiliates may contain provisions with respect to vesting, payment or treatment of Awards upon the occurrence of a Change in Control, and the terms of any such Award Agreement or Individual Agreement will govern to the extent of any inconsistency with the terms of this Section 15. The Committee will not be obligated to treat all Awards subject to this Section 15 in the same manner. The timing of any payment under this Section 15 may be governed by any election to defer receipt of a payment made under a Company deferred compensation plan or arrangement.
16.Rights of Eligible Recipients and Participants; Transferability.
16.1.Employment. Nothing in this Plan or an Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.
16.2.No Rights to Awards. No Participant or Eligible Recipient will have any claim to be granted any Award under this Plan.
16.3.Rights as a Stockholder. Except as otherwise provided in the Award Agreement, a Participant will have no rights as a stockholder with respect to shares of Common Stock covered by any Stock-Based Award unless and until the Participant becomes the holder of record of such shares of Common Stock and then subject to any restrictions or limitations as provided herein or in the Award Agreement.
16.4.Restrictions on Transfer.
(a)    Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Award prior to the exercise (in the case of Options or Stock Appreciation Rights) or vesting, issuance or settlement of such Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.
(b)    A Participant will be entitled to designate a beneficiary to receive an Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 13 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.
(c)    Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to, execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.
(d)    The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.
16.5.Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.
17.Securities Law and Other Restrictions.
Notwithstanding any other provision of this Plan or any Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates or book-entry notations representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.
18.Deferred Compensation; Compliance with Section 409A.
It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six (6) months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A.
19.Amendment, Modification and Termination.
19.1.Generally. Subject to other subsections of this Section 19 and Sections 3.4 and 19.3 of this Plan, the Board at any time may suspend or terminate this Plan (or any portion thereof) or terminate any outstanding Award Agreement and the Committee, at any time and from time to time, may amend this Plan or amend or modify the terms of an outstanding Award. The Committee’s power and authority to amend or modify the terms of an outstanding Award includes the authority to modify the number of shares of Common Stock or other terms and conditions of an Award, extend the term of an Award, accelerate the vesting of an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.
19.2.Stockholder Approval. No amendments to this Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Code, the rules of the primary stock exchange or stock market on which the Common Stock is then traded, applicable state corporate laws or regulations, applicable federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan; or (b) such amendment would: (i) modify Section 3.4 of this Plan; (ii) increase the aggregate number of shares of Common Stock issued or issuable under this Plan; (iii) modify the eligibility requirements for Participants in this Plan; or (iv) reduce the minimum exercise price or grant price as set forth in Sections 6.3 and 7.3 of this Plan.

19.3.Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, suspension or amendment of this Plan may adversely affect any outstanding Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4.4, 9.7, 13, 15, 18 or 19.4 of this Plan.
19.4.Amendments to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 19.4 to any Award granted under this Plan without further consideration or action.
20.Substituted Awards.
The Committee may grant Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
21.Duration of this Plan.
This Plan will terminate at 11:59 p.m., Eastern Time, on June 1, 2036, and may be terminated prior to such time by Board action. No Award will be granted after termination of this Plan, but Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
22.Miscellaneous.
22.1.Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.
22.2.Relationship to Other Benefits. Neither Awards made under this Plan nor shares of Common Stock or cash paid pursuant to such Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.
22.3.Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Award. The Committee will determine whether cash, other Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.
22.4.Governing Law; Venue. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which will be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise expressly provided in an Award Agreement, the Company and recipients of an Award under this Plan hereby irrevocably submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any Award Agreement.
22.5.Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.
22.6.Construction. Wherever possible, each provision of this Plan and any Award Agreement will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Award Agreement is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Award Agreement also will continue to be valid, and the entire Plan and Award Agreement will continue to be valid in other jurisdictions.
22.7.Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.
22.8.Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
22.9.No Representations or Warranties Regarding Tax Effect; No Obligation to Minimize or Notify Regarding Taxes. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws and have no duty or obligation to minimize the tax consequences of an Award to the holder of such Award. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.
22.10.Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.
22.11.Indemnification. Subject to any limitations and requirements of Delaware law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.3 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

Exhibit B
SMART SAND, INC.
2026 EMPLOYEE STOCK PURCHASE PLAN
1.Purpose. This Smart Sand, Inc. 2026 Employee Stock Purchase Plan (the “Plan”) is intended to advance the interests of Smart Sand, Inc., a Delaware corporation, or any successor thereto (the “Company”), and its stockholders by providing Eligible Employees of the Company and each Designated Subsidiary with opportunities to acquire Shares on favorable terms through payroll deductions. The Plan is intended to be an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.
2.Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Board” shall mean the Board of Directors of the Company.
(b)“Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof consisting solely of not less than two (2) members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.
(c)“Common Stock” shall mean shares of common stock, par value $0.001 per share, of the Company or the stock or other securities into which such Common Stock may be changed in accordance with Section 13 of the Plan.
(d)“Company Group” shall mean the Company, together with each Designated Subsidiary.
(e)“Compensation” shall mean regular straight-time earnings and commissions that are included in regular compensation, including amounts that would have constituted compensation but for a Participant’s election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company and including overtime and shift premium, but excluding all other amounts such as amounts attributable to stock-based, cash-based and other incentive compensation and bonuses (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code.
(f)“Designated Subsidiary” shall mean a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.
(g)“Effective Date” is defined in Section 23 below.
(h)“Eligible Employee” shall mean an Employee of the Company or any Designated Subsidiary who does not, immediately after an Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Common Stock or other stock of the Company, a Parent or Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding Options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Committee may determine in its discretion, and if so determined, shall set forth in the terms of the applicable Offering, that an Employee of the Company or any Designated Subsidiary shall not be eligible to participate in such Offering if: (i) such Employee has been in the employ of the Company or any Designated Subsidiary for less than two years (or any shorter period); (ii) such Employee’s customary employment with the Company or any Designated Subsidiary is twenty (20) hours or less per week and/or not more than five (5) months per calendar year (or any lesser number of hours per week or months per calendar year); (iii) such Employee is a “highly compensated employee” of the Company or any Designated Subsidiary (within the meaning of Code Section 414(q)), or is such a “highly compensated employee” (x) with compensation above a specified level, (y) who is an officer and/or (z) is subject to the disclosure requirements of Section 16(a) of the Exchange Act; and/or (iv) such employee is a citizen or resident of a foreign jurisdiction and the grant of an Option under the Plan or Offering is prohibited under the laws of such foreign jurisdiction, or compliance with the laws of such foreign jurisdiction would cause the Plan or Offering to violate the requirements of Code Section 423; provided, that any exclusion in clauses (i), (ii), (iii) and (iv) shall be applied in an identical manner under each Offering to all employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulation Section 1.423-2(e).
(i)“Employee” shall mean any person, including an officer, who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2). Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety first (91st) day of such leave.

(j)“Employer” shall mean, with respect to a Participant, the member of the Company Group by which the Participant is principally employed.
(k)“Enrollment Date” shall mean the first Trading Day of each Offering Period.
(l)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(m)“Exercise Date” shall mean the last Trading Day of each Offering Period.
(n)“Fair Market Value” shall mean, with respect to the Shares, as of any date: (i) the closing sale price of the Shares as of such date at the end of the regular trading session, as reported by the Nasdaq Stock Market, the New York Stock Exchange, the NYSE American or any national securities exchange on which the Shares are then listed or quoted (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); (ii) if the Shares are not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board or the OTC Markets Group, Inc., or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Shares are not so listed or reported, such price as the Committee determines in its sole discretion in a manner acceptable under Section 423 of the Code.
(o)“New Exercise Date” is defined in Section 19(b) below.
(p)“Offering” means any of the offerings to Participants of Options to purchase Shares under the Plan, as described in Section 4 below.
(q)“Offering Period” is defined in Section 4 below.
(r)“Option” shall mean the right to purchase Shares of Common Stock pursuant to the Plan during each Offering.
(s)“Parent” shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.
(t)“Participant” shall mean an Eligible Employee who participates in the Plan pursuant to Section 5 of the Plan.
(u)“Purchase Price” shall mean eighty five percent (85%) of the Fair Market Value of one Share on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Committee pursuant to Section 19 of the Plan; provided, further, that the Purchase Price shall not be less than the par value of one Share.
(v)“Securities Act” shall mean the Securities Act of 1933, as amended.
(w)“Shares” shall mean the shares of Common Stock of the Company, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 13 of the Plan.
(x)“Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
(y)“Tax-Related Items” is defined in Section 28 below.
(z)“Trading Day” shall mean a day on which the principal exchange on which the Shares are traded is open for trading.
3.Eligibility.
(a)Any Employee who is an Eligible Employee on the Enrollment Date for an Offering Period (as defined in Section 4 below) shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 3(b) of the Plan and the limitations imposed by Section 423(b) of the Code.
(b)No Eligible Employee shall be granted an Option under the Plan if the amount of payroll deductions that the Eligible Employee has elected to have withheld under such Option (pursuant to Section 5 below) would permit the Eligible Employee to purchase Shares under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company or any Subsidiary to accrue (i.e., become exercisable) at a rate that exceeds twenty five thousand dollars (USD $25,000) of Fair Market Value of such Shares (determined as of the Enrollment Date) for each calendar year in which such Option is outstanding at any time.
4.Offering Periods. Options to purchase Shares shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for six months and each of which shall commence on January 1 and July 1 of each year, as the case may be, and shall terminate on June 30 and December 31 of such year, as the case may be (each such period being, an “Offering Period”); provided, however, that the Committee may suspend Offerings under the Plan or any Offering Period at any time and for any reason, and the first Offering Period under the Plan and any subsequent Offering Period commenced immediately after a suspension of the Plan shall have an Enrollment Date and Exercise Date as determined by the Committee in its sole discretion. Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, (i) to suspend Offerings under the Plan or (ii) that no further

Offerings shall be made because the number of Shares remaining available under the Plan is insufficient to make an Offering to all Eligible Employees, or (b) the Plan is terminated under Section 20 below. Notwithstanding the foregoing, and without limiting the authority of the Committee under Sections 14, 19 and 20 of the Plan, the Committee, in its sole discretion, may accelerate the Exercise Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with Section 8 of the Plan, or accelerate the Exercise Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Exercise Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable, if such change is announced at least five (5) days prior to the newly scheduled Exercise Date.
5.Participation.
(a)Each Eligible Employee may become a Participant with respect to any Offering Period by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Committee and filing it with the Company (or its designated third-party stock plan administrator) at least fifteen (15) calendar days (or a different number of days as may be determined by the Committee, in its sole discretion) prior to the first day of such Offering Period. A Participant’s completion of a subscription agreement with respect to any Offering Period will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 10 of the Plan, or otherwise becomes ineligible to participate in the Plan.
(b)Payroll deductions for a Participant shall commence on the first payday following the Enrollment Date and shall end on the last payday in the Offering Period with respect to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 of the Plan.
(c)During a Participant’s leave of absence approved by the Participant’s Employer and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), such Participant may continue to participate in the Plan by making cash payments to the Company on each payday equal to the amount of the Participant’s payroll deductions under the Plan for the payday immediately preceding the first day of such Participant’s leave of absence. If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-7(h)(2), the Participant will automatically cease to participate in the Plan and may not make any further contributions to the Plan hereunder. In such event, the Company will automatically cease to deduct the Participant’s payroll under the Plan. The Company will pay to the Participant his or her total payroll deductions for the Offering Period, in cash in one lump sum (without interest), as soon as practicable after the Participant ceases to participate in the Plan.
(d)The subscription agreement(s) used in connection with the Plan shall be in a form prescribed by the Committee, and the Committee may, in its sole discretion, determine whether such agreement shall be submitted in written or electronic form.
6.Payroll Deductions.
(a)At the time a Participant files a subscription agreement, such Participant shall elect to have payroll deductions made on each payday (such amount to be deducted after any applicable deduction for tax and other withholding) during the Offering Period in an amount from one percent (1%) to twenty percent (20%) of the Compensation which the Participant receives on each pay day during the Offering Period.
(b)All payroll deductions made for a Participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. Except as described in Section 5(c) of the Plan, a Participant may not make any additional payments into such account.
(c)A Participant may discontinue his or her participation in the Plan as provided in Section 10 of the Plan. A Participant may not increase or decrease the rate of his or her payroll deductions during the Offering Period.
(d)Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) of the Plan, a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.
(e)At the time an Option is exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for any foreign, federal, state, or other tax obligations, if any, which arise upon the exercise of the Option or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from all of the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Shares by the Participant.
7.Grant of Option. On the Enrollment Date of each Offering Period, each Participant in such Offering Period shall be granted an Option to purchase on the Exercise Date with respect to such Offering Period (at the applicable Purchase Price) up to a number of the Shares determined by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that such purchase shall be subject to the limitations set forth in Sections 3 and 13 of the Plan. Exercise of the Option shall occur as provided in Section 8 of the Plan, unless the Participant has withdrawn from participation pursuant to Section 10 of the Plan or otherwise becomes ineligible to participate in the Plan. The Option shall expire on the last day of the Offering Period.
8.Exercise of Option.
(a)Unless a Participant withdraws from the Plan as provided in Section 10 of the Plan or otherwise becomes ineligible to participate in the Plan, such Participant’s Option for the purchase of Shares shall be exercised automatically on the Exercise Date, and the maximum number of full Shares subject to the Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his account. No fractional Shares shall be purchased, and any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full Share shall be retained in such Participant’s account for the subsequent Offering Period. During a Participant’s lifetime, a Participant’s Option to purchase Shares hereunder is exercisable only by such Participant.
(b)If the Committee determines that, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period (notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date); (ii) the number of Shares available for sale under the Plan on such Exercise Date; or (iii) the number of Shares available for sale on such Exercise Date, the Committee shall provide that the Company (or its designated third-party stock plan administrator) shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Shares on such Exercise Date, and shall decide, in its sole discretion, to either (x) continue all Offering Periods then in effect or (y) terminate any or all Offering Periods then in effect pursuant to Section 20 of the Plan. In the event of such a pro rata allocation of Shares pursuant to this Section 8(b), the balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to each such Participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.
9.Deposit of Shares. As promptly as practicable after each Exercise Date on which a purchase of Shares occurs, the Company may arrange for the deposit, into each Participant’s account with any broker designated by the Company to administer this Plan, of the number of Shares purchased upon exercise of each such Participant’s Option.
10.Withdrawal.
(a)At any time prior to the Exercise Date, a Participant, by giving written notice to the Company (or its designated third-party stock plan administrator) in a form acceptable to the Committee, may withdraw all but not less than all of the payroll deductions credited to such Participant’s account and not yet used to exercise an Option under the Plan. All of the Participant’s payroll deductions credited to his or her account during the Offering Period, plus any balance retained in his or her account from a prior Offering Period, if any, shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal, and such Participant’s Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of any subsequent Offering Period unless the Participant delivers to the Company (or its designated third-party stock plan administrator) a new subscription agreement in accordance with the terms of Section 5(a) of the Plan.
(b)A Participant’s withdrawal from an Offering Period shall not have any effect upon such Participant’s eligibility to participate in any similar plan which may hereafter be adopted by the Company or in Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.
11.Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, such Participant shall be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such Participant’s account during the Offering Period, plus any balance retained in his or her account from a prior Offering Period, if any, shall be paid to the Participant, or in the case of his or her death, to the person or persons entitled thereto under Section 15 of the Plan, as soon as reasonably practicable, and such Participant’s Option for the Offering Period shall be automatically terminated.
12.Interest. No interest shall accrue on the payroll deductions or lump sum contributions of a Participant in the Plan.
13.Shares Subject to Plan.
(a)Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 of the Plan, a maximum of Three Million (3,000,000) Shares shall be made available for sale under the Plan and no more than a maximum of Four Hundred Thousand (400,000) Shares may be issued on each Exercise Date. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan. The Shares subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.

(b)Except as otherwise provided herein, with respect to Shares subject to an Option granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distributions or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.
14.Administration. The Plan will be administered by the Committee.  To the extent consistent with applicable corporate or other law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.
15.Designation of Beneficiary.
(a)A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from such Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Option. To the extent required under applicable law, spousal consent shall be required for such designation to be effective if the Participant is married and the designated beneficiary is not the Participant’s spouse.
(b)Such beneficiary designation may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company may, in its discretion, deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate.
16.Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution, or as provided in Section 15 of the Plan). Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 of the Plan.
17.Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
18.Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants following each Offering Period, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.
19.Adjustments Upon Changes in Capitalization, Merger, Asset Sale, Dissolution or Liquidation.
(a)Changes in Capitalization. The number of Shares which have been authorized for issuance under the Plan but not yet placed under Option, the maximum number of Shares that may be issued on any Exercise Date (pursuant to Section 13 of the Plan), the maximum number of Shares each Participant may purchase in each Offering Period (pursuant to Section 7 of the Plan), as well as the price per Share and the number of Shares covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive on all Participants and the Company. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.
(b)Merger, Asset Sale, Dissolution or Liquidation. In the event of a proposed merger of the Company with or into another corporation or a proposed sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or a parent or subsidiary of the successor corporation refuses to assume or substitute for the Option, or in the event of the proposed dissolution, or liquidation of the Company, the Offering Period then in progress shall be shortened by the Committee by setting a new Exercise Date (the “New Exercise Date”), which shall occur no later than immediately prior to the effective date of such proposed merger, sale, dissolution or liquidation, as applicable. The Company shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such New Exercise Date the Participant has withdrawn from the Offering Period as provided in Section 10 of the Plan.
20.Amendment or Termination.
(a)The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 of the Plan and this Section 20, no amendment or termination of the Plan may make any change in any Option theretofore granted which adversely affects the rights of any Participant without the consent of such Participant; provided, however, that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation, or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.
(b)Without stockholder approval and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Offering Periods (but in no event may an Offering Period have a duration in excess of twenty seven (27) months), limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.
(c)Upon termination of the Plan, the balance in each Participant’s account under the Plan shall be refunded as soon as practicable after such termination, without any interest thereon.
(d)In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify, or amend the Plan to reduce or eliminate such financial accounting consequences, including, but not limited to:
(i)    altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(ii)    shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Committee action; and
(iii)    allocating Shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Participants.
21.Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.Conditions to Issuance of Shares.
(a)The Company shall not be required to issue Shares purchased upon the exercise of Options prior to fulfillment of all the following conditions:
(i)    The admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed;
(ii)    The obtaining of any approval or other clearance from any governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;
(iii)    Such Participant’s payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and
(iv)    The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

(b)The obligation of the Company to issue Shares or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any Shares pursuant to an Option unless such Shares has been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the Shares to be offered or sold under the Plan or any Shares issued upon exercise or settlement of Options. If the Shares offered for sale or sold under the Plan is offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such Shares and may make a book-entry notation representing such Shares in such manner as it deems advisable to ensure the availability of any such exemption.
23.Term of Plan. The Plan shall become effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). Subject to approval by the stockholders of the Company in accordance with this Section 23, the Plan shall be in effect until the day before the tenth (10th) anniversary of the Effective Date, unless sooner terminated under Section 20 of the Plan. In the event the Company’s stockholders do not approve this Plan pursuant to this Section 23, neither this Plan nor any elections made hereunder shall be of any force or effect, any outstanding Option shall be cancelled for no consideration, and all amounts deducted from each Participant’s paycheck shall be repaid to such Participant as soon as practicable without interest.
24.Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of this Plan that is inconsistent with this requirement to provide equal rights and privileges shall, without further act or amendment by the Company, the Board or the Committee, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.
25.Code Section 409A. The Options to purchase Shares under the Plan are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. However, if at any time the Committee determines that the Options may be subject to Section 409A of the Code, the Committee shall have the right, in its sole discretion, to amend the Plan and any outstanding Options as it may determine is necessary or desirable either to exempt the Options from the application of Section 409A of the Code or to cause the Options to comply with the requirements of Section 409A of the Code.
26.No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary, or to affect the right of the Company or any Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.
27.Notice of Disposition of Shares. If required by the Company, each Participant shall give prompt notice to the Company (at its local Human Resources office), or cause a designated third-party stock administrator to give prompt notice to the Company, of any disposition or other transfer of any Shares purchased upon exercise of an Option hereunder if such disposition or transfer is made either (a) within two (2) years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one (1) year after the Exercise Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness, or other consideration, by the Participant in such disposition or other transfer.
28.Tax Withholding Obligations. Regardless of any action the Company or any Designated Subsidiary takes with respect to any or all income tax (including U.S. federal, state and local taxes and/or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items legally due by a Participant will be the Participant’s responsibility. If a Participant becomes subject to taxation in more than one country between the Enrollment Date and the date of any relevant taxable or tax withholding event, as applicable, Company or any Designated Subsidiary may be required to withhold or account for Tax-Related Items in more than one country.
29.Governing Law. Subject to any applicable provisions of federal law (including, without limitation, Section 423(b) of the Code), and except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations, and actions relating to the Plan shall be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

smartsand®
Mine to Wellsite Solutions™
SMART SAND, INC.
1000 FLORAL VALE BLVD., SUITE 225
YARDLEY, PENNSYLVANIA 19067

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.ProxyVote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 1, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SND2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92594-P48390

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SMART SAND, INC.

The Board of Directors recommends you vote FOR the following Class I director nominees to serve until the 2029 Annual Meeting of Stockholders and until their successors has been duly elected and qualified.

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Sharon Spurlin	☐	☐
1b. Timothy J. Pawlenty	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.

NOTE: I authorize the proxies to vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

You may attend the Virtual Annual Meeting via the Internet and vote during the Virtual Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at *www.ProxyVote.com*.

V92595-P48390

SMART SAND, INC.
Proxy for Virtual Annual Meeting of Stockholders on June 2, 2026
Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Charles E. Young and Lee E. Beckelman, and each of them, with full power of substitution and power to act alone, as proxies to vote all of the shares of common stock of Smart Sand, Inc. that the undersigned would be entitled to vote if personally present and acting at the Virtual Annual Meeting of Stockholders of Smart Sand, Inc., (the "Virtual Annual Meeting") to be held live via audio webcast at *www.virtualshareholdermeeting.com/SND2026* on June 2, 2026 at 9:00 a.m., Central Time, and at any adjournments or postponements thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Virtual Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" each of the nominees in Proposal 1, and "FOR" Proposals 2, 3, 4 and 5.

Continued and to be signed on reverse side